UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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RETROPHIN, INC.
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RETROPHIN, INC.
777 Third Avenue, 22nd Floor
New York, NY 10117
___________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held May 9, 2014
10:00 A.M.
___________________

To the Stockholders of

Retrophin, Inc.:

You are invited to attend the annual meeting of stockholders (the “Meeting”) of RETROPHIN, INC., a Delaware corporation (the “Company”), at the offices of Katten Muchin Rosenman LLP at 575 Madison Avenue, 11th Floor, New York, NY 10022 on Friday, May 9, 2014, at 10:00 A.M. (local time), for the following purposes:

(1)	To elect five directors of the Company to serve for a term of one year and until their successors have been duly elected and qualified;

(2)	To hold a non-binding advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

(3)	To hold a non-binding advisory vote on the frequency of advisory votes on executive compensation;

(4)	To approve the Company’s 2014 Incentive Compensation Plan;

(5)	To ratify the appointment of BDO Seidman LLP as the independent registered public accounting firm of the Company for the 2014 fiscal year; and

(6)	To consider and act upon such other matters as may properly come before the Meeting.

Only stockholders of record at the close of business on April 11, 2014 are entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof.  A list of the stockholders of the Company as of the close of business on April 11, 2014 will be available for inspection during business hours for ten days prior to the Meeting at the Company’s principal executive offices located at 777 Third Avenue, 22nd Floor, New York, NY 10017.

Please fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage-paid envelope to make sure that your shares are represented at the Meeting.  If you attend the Meeting in person, you may, if you desire, revoke your proxy and choose to vote in person even if you had previously sent in your proxy card.

By order of the Board of Directors,

MARTIN SHKRELI, Chief Executive Officer and Director
New York, New York April 14, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2014:

Our Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2013 are available at:

http://ir.retrophin.com

RETROPHIN, INC.
777 Third Avenue, 22nd Floor
New York, NY 10117
___________________

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

May 9, 2014
_______________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors, also referred to as the Board, of RETROPHIN, INC., a Delaware corporation, to be used at the annual meeting of stockholders (the “Meeting”) of the Company which will be held at the offices of Katten Muchin Rosenman LLP at 575 Madison Avenue, 11th Floor, New York, NY 10022 on Friday, May 9, 2014, at 10:00 A.M. (local time), and at any adjournment or adjournments thereof.  All references in this Proxy Statement to the “Company”, “we”, “us”, and “our” refer to Retrophin, Inc.

Stockholders who execute proxies in the accompanying form retain the right to revoke them at any time by notice in writing to the Chief Executive Officer of the Company, by revocation in person at the Meeting or by presenting a later-dated proxy.  Unless so revoked, the shares represented by proxies will be voted at the Meeting.  The shares represented by the proxies solicited by our Board of Directors will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election of the named director nominees as directors; (ii) FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed; (iii) FOR the approval, on an advisory basis, of a vote on executive compensation every three years; (iv) FOR the approval of the Company’s 2014 Incentive Compensation Plan; and (v) FOR the ratification of the appointment of BDO Seidman LLP as our independent registered public accounting firm for the 2014 fiscal year.

Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Meeting to serve as inspector of election at the Meeting and who has executed and verified an oath of office. The affirmative vote of (i) a plurality of the shares present at the Meeting and entitled to vote on the subject matter is required to elect the director nominees to the Board of Directors; and (ii) a majority of the shares present at the Meeting and entitled to vote on the subject matter is required to approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”), to approve, on an advisory basis, a vote on executive compensation every three years, to approve the Company’s 2014 Incentive Compensation Plan, to ratify the selection of BDO Seidman LLP as our independent registered public accounting firm for the 2014 fiscal year and to approve any other business which may properly come before the Meeting. Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Meeting for quorum purposes.  The vote on executive compensation is advisory and, therefore, not binding on us, the Board of Directors or the Compensation Committee. The Board of Directors and the Compensation Committee may take into account the outcome of the vote when making future executive compensation decisions.  Similarly, the vote on the frequency of advisory votes on executive compensation in the future is advisory and, therefore, not binding on us. If one of the frequency options (one year, two years or three years) receives the vote of a majority of the shares present at the Meeting and entitled to vote, it will be the frequency preferred by the stockholders. Because this vote is advisory and not binding on us or the Board of Directors, the Board will consider the vote, but may decide that it is in the best interests of the stockholders and us to hold an advisory vote on executive compensation more or less frequently than the option determined to be the frequency preferred by the stockholders.

Abstentions will count as a vote against the proposals, other than the election of directors.  Abstentions will not have an effect on the election of directors because directors are elected by a plurality of the votes cast.  Broker “non-votes” are not counted in the tabulations of the votes cast on any of the proposals.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Our principal executive offices are located at 777 Third Avenue, 22nd Floor, New York, NY 10017.  The approximate date on which this Proxy Statement and the enclosed form of proxy were first sent or given to stockholders was on or about April 14, 2014.

There were outstanding on April 11, 2014, 24,786,963 shares of common stock, par value $.0001 per share (the “Common Stock”) and zero shares of Preferred Stock, par value $.001 per share (the “Preferred Stock”). Holders of record of the Common Stock at the close of business on April 11, 2014 will be entitled to one vote for each share of Common Stock then held. Only stockholders of record at the close of business on April 11, 2014 will be entitled to vote.

As of April 11, 2014, there were 262 holders of record of the Common Stock, and zero holders of record of the Preferred Stock.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board of Directors is made up of five directors.  Our directors are Martin Shkreli, Stephen Aselage, Steven Richardson, Cornelius E. Golding and Jeffrey Paley.

Five directors will be elected at the Meeting for a term of one year expiring at the Annual Meeting of Stockholders to be held in 2015 and until their successors shall have been elected and shall qualify.  The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting.  Each proxy received will be voted FOR the election of the nominees named below unless otherwise specified in the proxy.  At this time, our Board of Directors knows of no reason why any nominee might be unable to serve.  There are no arrangements or understandings between any nominee and any other person pursuant to which such person was selected as a nominee.

Our Nominating and Corporate Governance Committee has reviewed the qualifications of the nominees for directors and has recommended the nominees for election to the Board of Directors.

Name of Nominee	Principal Occupation	Age	Year Became a Director
Martin Shkreli	Chief Executive Officer of the Company	31	2012
Stephen Aselage	Retired	62	2012
Steve Richardson	Senior Advisor to The Boston Consulting Group	60	2012
Cornelius E. Golding	Retired	66	2013
Jeffrey Paley, M.D.	Founder of Access Medical Associates, PC	46	2013

MARTIN SHKRELI has served as the Chief Executive Officer and as a director of the Company since December 17, 2012. Previously, Mr. Shkreli was the founder of Retrophin, LLC (the predecessor of our predecessor, Retrophin, Inc.) and served as the President of our predecessor since its formation. Mr. Shkreli is also the founder and managing partner of MSMB Capital Management, a New York hedge fund firm founded in 2006 that manages a variety of partnerships. Prior to MSMB, Mr. Shkreli was employed at Intrepid Capital Management from 2004 to 2006 and previously at Cramer Berkowitz & Co, both of which are hedge fund firms based in New York. Mr. Shkreli is an experienced biotechnology and pharmaceutical industry investor, particularly in businesses with orphan drugs. Mr. Shkreli received his BBA from Baruch College. Mr. Shkreli was selected as a director because of his business and professional experience, including but not limited to his leadership of Retrophin in the early stages, private and public financings and a successful track record of identifying drug assets.

STEPHEN ASELAGE has served as a director of the Company since December 17, 2012. Previously, Mr. Aselage was a director of our predecessor, Retrophin, Inc., since October 2012. Prior to joining Retrophin, Mr. Aselage served as the Executive Vice President and Chief Business Officer at BioMarin, a biotechnology company, from December 2009 through September 2012. And from July 2005 to December 2009, Mr. Aselage served as BioMarin’s Senior Vice President of Global Commercial Development. From February 2004 to June 2005, Mr. Aselage served as Executive Vice President of Global Commercial Operations at Cell Therapeutics, a biotechnology company focused on cancer therapeutics. From September 2003 to January 2004, Mr. Aselage served as Senior Vice President of North American Sales and Marketing for the Transplant Division of Genzyme Corporation, a biotechnology company, following Genzyme’s acquisition of Sangstat Medical Corporation where he had worked since February 1999. While at Sangstat, Mr. Aselage restructured the company’s sales, marketing and medical affairs groups. From 1996 through 1999, Mr. Aselage served as Director of Sales and Marketing at Advanced Tissue Sciences, a biotechnology company. Earlier in his career, Mr. Aselage held a variety of sales and sales management positions at biotechnology and pharmaceutical companies including Rhone-Poulenc Rorer Pharmaceuticals (now Sanofi-Aventis), Genentech, Inc., and Bristol Laboratories, a biopharmaceutical company. Mr. Aselage holds a B.S. in biology from the University of Notre Dame. Mr. Aselage was selected as a director because of his business and professional experience, including but not limited to his leadership of BioMarin in drug commercialization, private and public financings and a successful turnaround of multiple businesses.

STEVE RICHARDSON has been a director of the Company since December 17, 2012. Previously, Mr. Richardson was a Manager of Retrophin, LLC (the predecessor of Retrophin, Inc.) since June 2011. Mr. Richardson is a Senior Advisor to The Boston Consulting Group, a global management consulting firm, a position he has held since early 2009. Previously Mr. Richardson spent over 30 years with American Express, most recently as Senior Vice President of Human Resources and Chief Talent Officer, where he served as a key advisor for major business transformation and enterprise-wide organizational change and restructuring. Mr. Richardson served as a Board member of United Way Worldwide from 2008 to 2010 and is currently a Senior Advisor to the Center for Talent Innovation, a task force focused on identifying, developing and promoting a second generation of corporate policies and practices that support the ambition, work and life needs of highly qualified talent across the divides of gender, generation and culture. Mr. Richardson was selected as a director due to his extensive experience in overseeing and advising growing companies and substantial experience in business transformation, global general management and recruiting and developing talented management.

CORNELIUS E. GOLDING has served as a director of the Company since October 1, 2013. Previously, Mr. Golding was the Senior Vice President and Chief Financial Officer of Atlantic Mutual Insurance Company, where, among other responsibilities, he oversaw the corporate investment portfolio, a position he held from August 1994 to his retirement in September 2003. Previously, from 1981 to 1994, Mr. Golding served in various management and executive positions at Atlantic Mutual Insurance Company, including Senior Vice President and Comptroller, Vice President and Comptroller and Vice President-Internal Audit. Prior to joining Atlantic Mutual Insurance Company, Mr. Golding served as the Vice President of Ideal Mutual Insurance Company in 1979 and as the Assistant Controller of AIG, a position he held from December 1979 to March 1980. From 1974 to 1979 Mr. Golding served in various positions at Crum & Forster, including Assistant Controller and from 1972 to 1974 Mr. Golding was employed by the Robert Stigwood Organization. Prior to 1972, Mr. Golding worked for the independent accounting firm of Price Waterhouse (now PricewaterhouseCoopers) as an auditor. Mr. Golding serves on the Board of Directors of United Automobile Insurance Group, where he is a member of the Corporate Governance Committee, Audit Committee and Investment Committee, on the Board of Directors of Hudson City Bancorp, Inc., where he is Chairman of the Board’s Risk Committee and a member of the Audit Committee and Nominating Committee, and as Trustee of the John A. Forster Trust. Mr. Golding previously served on the Board of Directors of Neurologix, Inc. where he was Chairman of the Audit Committee and a member of the Compensation Committee. Mr. Golding previously served on the Board of Directors of Somerset Hills Bancorp and National Atlantic Holding Corporation. Mr. Golding is a retired CPA and a member of the American Institute of CPAs and a member of the New York State Society of CPAs. A graduate of St. John Fisher College, Mr. Golding holds an MBA from Fairleigh Dickenson University. Mr. Golding is also a graduate of the Advanced Education Program at the Wharton School of the University of Pennsylvania.

JEFFREY PALEY, M.D. has served as a director of the Company since November 15, 2013. Since 2003, Dr. Paley has served as the founder of Access Medical Associates, PC, a clinical medical practice that provides comprehensive adult primary care services and acute care, and the founder and chief executive officer of Crimson Biomedical Consulting, a company which provides consulting services to financial institutions regarding healthcare investment decisions. Dr. Paley currently serves as a director of Kellbenx, a privately held, venture backed, biotechnology company. Dr. Paley holds a bachelor’s degree in mathematics and a Rabbinic ordination from Yeshiva University and received his M.D. from Harvard Medical School. He completed his residency in internal medicine at Massachusetts General Hospital Harvard Medical School. Dr. Paley was selected as a director because of his professional and medical experience.

The Board of Directors unanimously recommends a vote FOR the election of the named nominees, Martin Shkreli, Stephen Aselage, Steven Richardson, Cornelius E. Golding and Jeffrey Paley, to our Board of Directors.  Proxies received in response to this solicitation will be voted FOR the election of the named nominees to our Board of Directors unless otherwise specified in the proxy.

Information Regarding Executive Officers

Name	Age	Position
Martin Shkreli	31	Chief Executive Officer and Director
Marc Panoff	43	Chief Financial Officer
Horacio Plotkin, M.D.	49	Chief Medical Officer

For biographical information regarding Martin Shkreli, please see page 4 of this Proxy Statement.

MARC PANOFF has served as the Chief Financial Officer of the Company since May 20, 2013. Prior to joining the Company and beginning in February 2012, Mr. Panoff served as a Senior Partner and Vice President of Finance at GroupM North America, the world’s number one media investment management group. From January 2006 to February 2012, Mr. Panoff served as Chief Financial Officer, Treasurer and Secretary of Neurologix, Inc., a publicly traded company that was engaged in the research and development of proprietary treatments for the brain and central nervous system, primarily utilizing gene therapies. On March 16, 2012, Neurologix filed a voluntary petition under Chapter 7 of the United States Bankruptcy Code in the state of Delaware. From July 2004 to January 2006, Mr. Panoff served as Chief Financial Officer of Nephros, Inc., a publicly traded medical device developer. Mr. Panoff received his Bachelor of Science in Business Administration from Washington University in St. Louis and his Masters in Business Administration from Arizona State University. He is also a Certified Public Accountant in New York State.

HORACIO PLOTKIN, M.D. has served as the Chief Medical Officer of the Company since May 13, 2013. Prior to joining the Company and beginning in 2012, Dr. Plotkin served as the Executive Medical Director of Clinical Research at Alexion Pharmaceuticals, Inc., a biotechnology company focused on delivering life-transforming therapies for patients suffering from ultra-rare, severe, and life-threatening disorders. From 2010-2011, Dr. Plotkin served as Senior Medical Director of Clinical Research at Enobia Phanna, Corp., a private biopharmaceutical company focused on the development of therapies to treat patients with ultra-rare and life-threatening genetic metabolic disorders, which was acquired by Alexion Pharmaceuticals on December 28, 2011. From 2008 to 2011, Dr. Plotkin served as Medical Director of Clinical Research at Genzyme Corporation, a biotechnology company, where Dr. Plotkin led his team to the approval of a treatment for Pompe disease. Dr. Plotkin will continue to serve as an Adjunct Associate Professor of Pediatrics and Orthopedic Surgery at the University of Nebraska School of Medicine, a position he has held since 2007. Dr. Plotkin earned his M.D. from the University of Buenos Aires School of Medicine in 1987.

Information Regarding the Board of Directors and Committees

Family Relationships

There are no family relationships between any of our executive officers or directors.

Composition of the Board of Directors

Our bylaws provide that the size of our board of directors will be determined from time to time by resolution of our board of directors. Our board of directors currently consists of five directors, four of whom qualify as independent directors under the rules and regulations of the Securities and Exchange Commission, or SEC, and NASDAQ.

Director Independence

During the fiscal year ended December 31, 2013, the Board met or acted by unanimous consent on 13 occasions.  During the fiscal year ended December 31, 2013, each of the directors attended at least 75% of the aggregate number of meetings of the Board and of any committees of the Board on which they served.  We do not have a policy on attendance by directors at our annual meeting of stockholders and did not hold an annual meeting of stockholders during the fiscal year ended December 31, 2013.

Under the standards for director independence set forth in the NASDAQ Marketplace Rules, a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. As a result, Mr. Shkreli would not be considered independent because he serves as an executive officer of the Company. Our other directors, Messrs. Aselage, Golding, Paley and Richardson, would be considered independent under these rules.

Rule 5605 of the NASDAQ Marketplace Rules, or the NASDAQ Listing Rules, requires that independent directors compose a majority of a listed company’s board of directors within one year of listing. In addition, the NASDAQ Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act of 1934, as amended, or the Exchange Act. Under NASDAQ Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. Beginning in 2014, in addition to satisfying general independence requirements under the NASDAQ Listing Rules, members of a compensation committee of a listed company must also satisfy additional independence requirements set forth in NASDAQ Listing Rule 5605(d)(2). In order to be considered independent for purposes of NASDAQ Listing Rule 5605(d)(2), a member of a compensation committee of a listed company may not, other than in his or her capacity as a member of the compensation committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries. Additionally, the board of directors of the listed company must consider whether the compensation committee member is an affiliated person of the listed company or any of its subsidiaries and, if so, must determine whether such affiliation would impair the director’s judgment as a member of the compensation committee.

In December 2013, our board of directors undertook a review of the composition of our board of directors the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family and other relationships, including those relationships described under “Certain Relationships and Related Party Transactions,” our board of directors determined that none of Messrs. Aselage, Golding, Paley and Richardson has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under 5605(a)(2) of the NASDAQ Listing Rules. Mr. Shkreli is not considered independent because he currently serves as our chief executive officer. Our board of directors also determined that each member of the audit, compensation and talent development, and nominating and corporate governance committees satisfy the independence standards for such committees established by the SEC and the NASDAQ Listing Rules, as applicable. In making these determinations on the independence of our directors, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

Our bylaws provide our board of directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in our best interests. At the current time, we do not have a Chairman of the Board. Our board of directors believes that oversight of our company is the responsibility of our board of directors as a whole, and this responsibility can be properly discharged without a Chairman. Our Chief Executive Officer, Mr. Shkreli, facilitates communications between members of our board of directors and works with our senior management in the preparation of the agenda for each board meeting. All of our directors are encouraged to make suggestions for board of director’s agenda items or pre-meeting materials.

Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Our independent directors will meet alone in executive session at no less than four regular meetings of our board of directors each year. Any of the non-employee members of our board may call additional executive sessions of the independent directors at any time, and any non-employee member of our board may call an executive session at the request of a majority of the independent directors. The purpose of these executive sessions is to promote open and candid discussion among non-employee directors.

Role of the Board in Risk Oversight

We face a number of risks, including those described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Our board of directors believes that risk management is an important part of establishing, updating and executing on the company’s business strategy. Our board of directors, as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of the company. Our board of directors focuses its oversight on the most significant risks facing the company and on its processes to identify, prioritize, assess, manage and mitigate those risks. Our board of directors and its committees receive regular reports from members of the company’s senior management on areas of material risk to the company, including strategic, operational, financial, legal and regulatory risks. While our board of directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the company.

The audit committee, as part of its responsibilities, oversees the management of financial risks, including accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, and cash investment strategy and results. The audit committee is also responsible for overseeing the management of risks relating to the performance of the company’s internal audit function, if required, and its independent registered public accounting firm, as well as our systems of internal controls and disclosure controls and procedures. The compensation and talent development committee is responsible for overseeing the management of risks relating to our executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. The nominating and corporate governance committee oversees the management of risks associated with our overall compliance and corporate governance practices, and the independence and composition of our board of directors. These committees provide regular reports, on at least a quarterly basis, to the full board of directors.

Committees of the Board

The standing committees of our Board of Directors consist of audit committee, compensation and talent development committee and nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our board.  Our Board of Directors may also establish from time to time any other committees that it deems necessary or advisable.

Audit Committee

The audit committee is responsible for assisting our board of directors in its oversight of the integrity of our financial statements, the qualifications and independence of our independent auditors, and our internal financial and accounting controls. The audit committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors, and our independent auditors report directly to the audit committee.

The members of the audit committee are Messrs. Golding, Paley and Richardson, and Mr. Golding serves as chair of the audit committee. All members of the audit committee qualify as an independent director under the corporate governance standards of the NASDAQ Listing Rules and the independence requirements of Rule 10A 3 of the Exchange Act. Our board of directors has determined that Mr. Golding qualifies as an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S K.

The audit committee has adopted a formal, written audit committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended December 31, 2013, the audit committee did not meet or act by unanimous consent because it had not yet been formed.  A copy of the audit committee charter is available on the investors section of our website at www.retrophin.com.

Audit Committee Report

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures.  The outside auditors audit the Company’s financial statements and express an opinion on the financial statements based on the audit.  The audit committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board.  The audit committee operates under a written charter adopted by the Board.

The audit committee has met and held discussions with management and Marcum LLP, the Company’s independent registered public accounting firm.  Management represented to the audit committee that the Company’s financial statements for the year ended December 31, 2013 were prepared in accordance with generally accepted accounting principles. We discussed the financial statements with both management and the independent auditors.  We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board.

The audit committee discussed with the independent auditors the overall scope and plans for the audit.  We met with the independent auditors, with and without management, to discuss the results of their examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The audit committee discussed with the independent auditors the auditor’s independence from the Company and management, including the independent auditors written disclosures required by Independent Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board.

Based on the foregoing, we have recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

Audit Committee Cornelius E. Golding, Chairman Jeffrey Paley, M.D. Steve Richardson

Compensation and Talent Development Committee

The compensation and talent development committee approves the compensation objectives for the company, approves the compensation of the chief executive officer and approves or recommends to our board of directors for approval the compensation for other executives. The compensation and talent development committee reviews all compensation components, including base salary, bonus, benefits and other perquisites.

The members of the compensation and talent development committee are Messrs. Richardson, Aselage and Golding, and Mr. Richardson serves as chair of the compensation and talent development committee. Each member of the compensation and talent development committee is a non-employee director within the meaning of Rule 16b 3 of the rules promulgated under the Exchange Act, each is an outside director as defined by Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, or the Code, and each is an independent director as defined by the NASDAQ Listing Rules, including NASDAQ Listing 5605(d)(2).

The compensation and talent development committee has adopted a formal, written compensation and talent development committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended December 31, 2013, the compensation and talent development committee did not meet or act by unanimous consent because it had not yet been formed.  A copy of the audit committee charter is available on the investors section of our website at www.retrophin.com.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the structure and composition of our board and the board committees. In addition, the nominating and corporate governance committee is responsible for developing and recommending to our board corporate governance guidelines applicable to the company and advising our board on corporate governance matters.

The members of the nominating and corporate governance committee are Messrs. Aselage, Paley and Richardson, and Mr. Aselage serves as chair of the nominating and corporate governance committee. Each member of the nominating and corporate governance committee is a non-employee director within the meaning of Rule 16b 3 of the rules promulgated under the Exchange Act and an independent director as defined by the NASDAQ Listing Rules.

The nominating and corporate governance committee has adopted a formal, written nominating and corporate governance committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended December 31, 2013, the compensation and talent development committee did not meet or act by unanimous consent because it had not yet been formed.  A copy of the nominating and corporate governance committee charter is available on the investors section of our website at www.retrophin.com.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors including those officers responsible for financial reporting. We make our code of ethics available on the investors section of our website at www.retrophin.com. We intend to disclose future amendments to the code or any waivers of its requirements on our website to the extent permitted by the applicable rules and exchange requirements.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation and talent development committee has ever been an officer or employee of the company. None of our executive officers serves, or has served during the last three year, as a member of the board of directors, compensation and talent development committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our compensation and talent development committee.

Nominations For The Board Of Directors

The nominating and corporate governance committee of the Board of Directors considers director candidates based upon a number of qualifications.  The qualifications for consideration as a director nominee vary according to the particular area of expertise being sought as a complement to the existing composition of the Board.  At a minimum, however, the nominating and corporate governance committee seeks candidates for director based on, but not limited to, the following criteria:

•
experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited business or law school or experience in the management, pharmaceutical or biotechnology experience, member of a board of directors of a similar company, or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization;

•	the highest personal and professional ethics, integrity and values;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	willingness and ability to devote adequate time, energy and resources to diligently perform Board and Board committee duties and responsibilities; and

•	a commitment to representing the long-term interests of the stockholders.

The nominating and corporate governance committee has not adopted a specific diversity policy with respect to identifying nominees for director.  However, the nominating and corporate governance committee takes into account the importance of diversified Board membership in terms of the individuals involved and their various experiences and areas of expertise.

The nominating and corporate governance committee shall make every effort to ensure that the Board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by NASDAQ and/or the SEC.  Backgrounds giving rise to actual or perceived conflicts of interest are undesirable.

The nominating and corporate governance committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired.  The nominating and corporate governance committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers and directors, as sources for potential director candidates.  The Board retains complete independence in making nominations for election to the Board.

The nominating and corporate governance committee will consider qualified director candidates recommended by stockholders in compliance with our procedures and subject to applicable inquiries.  The nominating and corporate governance committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources.  Any stockholder may recommend nominees for director by writing to Stephen Aselage, Chairman of the nominating and corporate governance committee of the Board of Directors, Retrophin, Inc., 777 Third Avenue, 22nd Floor, New York, NY 10017, giving the name, Company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with us, the nominee and/or the stockholder submitting the nomination and any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and/or stock exchange requirements.  All of these communications will be reviewed by our nominating and corporate governance committee, for further review and consideration in accordance with this policy.

Section 16(A) Beneficial Ownership Reporting Compliance

Based upon a review of the filings furnished to us pursuant to Rule 16a-3(e) promulgated under the Exchange Act, and on representations from our executive officers and directors and persons who beneficially own more than 10% of our Common Stock, all filing requirements of Section 16(a) of the Exchange Act were complied with in a timely manner during the fiscal year ended December 31, 2013, except that (i) Martin Shkreli failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to a purchase of our Common Stock on February 14, 2013 and such transaction was reported on a Form 4 filed with the SEC on February 19, 2013, (ii) Martin Shkreli failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to a purchase of our Common Stock on March 6, 2013 and such transaction was reported on a Form 4 filed with the SEC on March 12, 2013, (iii) Horacio Plotkin, M.D. failed to timely file an Initial Statement of Beneficial Ownership on Form 3 after being appointed as an officer of the Company on May 13, 2013, and such Form 3 was filed with the SEC on July 12, 2013, (iv) Horacio Plotkin, M.D. failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to a grant of options to purchase our Common Stock on May 13, 2013 and such transaction was reported on a Form 4 filed with the SEC on July 12, 2013, (v) Marc L. Panoff failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to a purchase of our Common Stock and warrants to purchase our Common Stock on August 15, 2013 and such transactions were reported on a Form 4 filed with the SEC on August 20, 2013, (vi) Horacio Plotkin, M.D. failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to a purchase of our Common Stock and warrants to purchase our Common Stock on August 15, 2013 and such transactions were reported on a Form 4 filed with the SEC on August 23, 2013, (vii) Steven Richardson failed to timely file a

Statement of Changes in Beneficial Ownership on Form 4 with respect to a purchase of our Common Stock on November 5, 2013 and such transaction was reported on a Form 4 filed with the SEC on November 8, 2013, (viii) Martin Shkreli failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to purchases of our Common Stock on November 22, 2013 and November 26, 2013 and such transactions were reported on a Form 4 filed with the SEC on December 2, 2013, (ix) Cornelius E. Golding failed to timely file an Initial Statement of Beneficial Ownership on Form 3 after being appointed as an director of the Company on October 1, 2013, and such Form 3 was filed with the SEC on December 27, 2013, (x) Cornelius E. Golding failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to a grant of options to purchase our Common Stock on December 6, 2013 and such transaction was reported on a Form 4 filed with the SEC on December 27, 2013, (xi) Jeffrey Paley failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to a grant of options to purchase our Common Stock on December 6, 2013 and such transaction was reported on a Form 4 filed with the SEC on December 27, 2013, (xii) Jeffrey Paley failed to timely file an Initial Statement of Beneficial Ownership on Form 3 after being appointed as an director of the Company on November 15, 2013, and such Form 3 was filed with the SEC on December 27, 2013, (xiii) Stephen Aselage failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to a purchase of our Common Stock and warrants to purchase our Common Stock on August 15, 2013 and a grant of options to purchase our Common Stock on December 6, 2013, and such transactions were reported on a Form 4 filed with the SEC on December 27, 2013, (xiv) Steven Richardson failed to timely file an Initial Statement of Beneficial Ownership on Form 3 after being appointed as an director of the Company on December 17, 2012, and such Form 3 was filed with the SEC on December 30, 2013, (xv) Steven Richardson failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to a purchase of our Common Stock and warrants to purchase our Common Stock on August 15, 2013 and a grant of options to purchase our Common Stock on December 6, 2013, and such transactions were reported on a Form 4 filed with the SEC on December 30, 2013, and (xvi) Martin Shkreli failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to a grant of options to purchase our Common Stock on December 16, 2013 and such transaction was reported on a Form 4 filed with the SEC on January 2, 2014.

Stockholder Communications With The Board Of Directors

Any stockholder or other interested party who desires to communicate with any of the members of the Board of Directors may do so by writing to: Board of Directors, Retrophin, Inc., 777 Third Avenue, 22nd Floor, New York, NY 10017.  Communications may be addressed to an individual director, a Board committee, the non-management directors or the full Board.  Communications will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes “spam,” pornographic material and/or communications offering to buy or sell products or services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding beneficial ownership of our Common Stock as of April 11, 2014, by:

•	each person known by us to beneficially own more than 5% of all outstanding shares of our Common Stock;

•	each of our directors, nominees for director and executive officers individually; and

•	all of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o Retrophin, Inc., 777 Third Avenue, 22nd Floor, New York, NY 10017. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. The table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the Securities and Exchange Commission, or the SEC.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 11, 2014. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

The percentages below are based on 24,786,963 shares of our common stock outstanding as of April 11, 2014.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Ownership Class
Executive Officers and Directors
Martin Shkreli, Chief Executive Officer and Director	3,242,538	(1)	12.95%
Marc Panoff, Chief Financial Officer	221,650	(2)	*
Horatio Plotkin, M.D., Chief Medical Officer	143,300	(3)	*
Stephen Aselage, Director	274,034	(4)	1.11%
Steven Richardson, Director	117,620	(5)	*
Cornelius E. Golding, Director	15,000	(6)	*
Jeffrey Paley, M.D., Director	83,665	(7)	*
All directors and executive officers as a group	4,097,807		16.30%

5% Stockholders
Opaleye L.P.	2,464,337	(8)	9.80%
Perceptive Life Sciences Master Fund Ltd	1,575,005	(9)	6.22%
Broadfin Capital, LLC	1,609,696	(10)	6.49%
QVT Financial LP	1,666,668	(11)	6.61%

*	Less than 1%, unless otherwise specified.
(1)
Includes an aggregate of 413 shares of common stock held by MSMB Healthcare LP and MSMB Healthcare Investors LLC. Mr. Shkreli is the managing member of MSMB Healthcare Investors LLC, which is the general partner of MSMB Healthcare LP. Mr. Shkreli disclaims beneficial ownership of the shares held by MSMB Healthcare LP and MSMB Healthcare Investors LLC. Includes 196,667 shares of common stock issuable upon exercise of stock options which have vested or will vest within 60 days of the date hereof. Includes 62,778 shares of common stock issuable upon exercise of warrants to purchase our common stock.

(2)	Includes 550 shares of common stock issuable upon exercise of warrants to purchase our common stock.
(3)
Includes 40,000 shares of common stock issuable upon exercise of stock options which have vested or will vest within 60 days of the date hereof. Includes 1,100 shares of common stock issuable upon exercise of warrants to purchase our common stock.

(4)
Includes 12,000 shares of common stock issuable upon exercise of stock options which have vested or will vest within 60 days of the date hereof. Includes 278 shares of common stock issuable upon exercise of warrants to purchase our common stock.

(5)
Includes 15,000 shares of common stock issuable upon exercise of stock options which have vested or will vest within 60 days of the date hereof. Includes 555 shares of common stock issuable upon exercise of warrants to purchase our common stock.

(6)	Includes 12,000 shares of common stock issuable upon exercise of stock options which have vested or will vest within 60 days of the date hereof.
(7)	Includes 12,000 shares of common stock issuable upon exercise of stock options which have vested or will vest within 60 days of the date hereof.
(8)
Opaleye GP LLC and James Silverman share voting and investment power with respect to the shares held by this stockholder. Such amount includes 366,666 shares of common stock issuable upon exercise of warrants to purchase our common stock.  This information was derived from a Form 3 filed with the SEC on January 3, 2014.

(9)
Joseph Edelman shares voting and investment power with respect to the shares held by this stockholder. Such amount includes 552,313 shares of common stock issuable upon exercise of warrants to purchase our common stock.

(10)
Broadfin Healthcare Master Fund, Ltd. and Kevin Kotler share voting and disposition power with respect to the shares held by this stockholder. This information was derived from a Schedule 13G filed with the SEC on January 17, 2014.

(11)
Includes an aggregate of 1,285,857 shares of common stock and shares of common stock issuable upon exercise of warrants to purchase our common stock directly held by QVT Fund V LP.  QVT Financial LP, QVT Financial GP LLC and QVT Associates GP LLC share voting and disposition power with respect to the shares held by this stockholder. This information was derived from a Schedule 13G/A filed with the SEC on February 14, 2014.

Quintessence Fund L.P., QVT Fund IV LP, QVT Fund V LP and Fourth Avenue Capital Partners LP, together with their affiliates (and any other persons or entities whose beneficial ownership of common stock may be aggregated with them for purposes of Section 13(d) of the Exchange Act) (collectively, the “QVT Affiliates”), are collectively subject to a 9.99% beneficial ownership limitation with respect to the Warrants held by the QVT Affiliates. This beneficial ownership limitation prohibits the QVT Affiliates from acquiring shares of common stock upon conversion of the warrants to purchase our common stock held by the QVT Affiliates to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the QVT Affiliates would exceed 9.99% of the total number of shares of common stock then issued and outstanding. As a result of such ownership limitation. Fourth Avenue Capital Partners LP is currently the beneficial owner of only 182,876 shares of common stock, consisting of (i) 144,446 shares of common stock and (ii) 38,430 warrants exercisable pursuant to the aforementioned beneficial ownership limitation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

2012 Merger

On December 12, 2012, in connection with the 2012 Merger, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company acquired former Retrophin, our predecessor, in a transaction valued at approximately $13,585,300, based on the $2.50 closing price of our common stock on the OTC QB on such date.

Martin Shkreli.   Prior to the 2012 Merger, Mr. Shkreli, our Chief Executive Officer and one of our directors, was the President and a director of our predecessor, and directly or indirectly held an aggregate of 611,384 vested and unvested shares, or approximately 65.31%, of the then outstanding shares of common stock, whether vested or unvested, and 46,241 shares, or approximately 29.74%, of the then outstanding shares of Series A Preferred Stock, of our predecessor. Mr. Shkreli obtained his current positions with the Company in connection with the 2012 Merger. In addition, as of the closing of the 2012 Merger, in which each share of common stock and Series A Preferred Stock of our predecessor were converted into five shares and seven shares, respectively, of our common stock, Mr. Shkreli became the beneficial owner, either directly or indirectly through entities controlled by him, of 3,380,607 shares of our common stock, with a value of approximately $8,451,518, based on the closing price of our common stock on the OTC QB on December 12, 2012, the date of the Merger Agreement for the 2012 Merger.

Stephen Aselage.   Prior to the 2012 Merger, Mr. Aselage, one of our directors, held the same position with our predecessor, and held 50,000 vested and unvested shares, or approximately 5.34%, of the then outstanding shares of common stock, whether vested or unvested, and 1,600 shares, or approximately 1.03%, of the then outstanding shares of Series A Preferred Stock, of our predecessor. Mr. Aselage obtained his current position with the Company in connection with the 2012 Merger. In addition, as of the closing of the 2012 Merger, upon the conversion of his shares of our predecessor into shares of our common stock in accordance with the terms of the 2012 Merger, Mr. Aselage became the holder of 261,200 shares of our common stock, with a value of approximately $653,000, based on the closing price of our common stock on the OTC QB on December 12, 2012, the date of the Merger Agreement for the 2012 Merger.

Steven Richardson:   Prior to the 2012 Merger, Mr. Richardson, one of our directors, was a director of our predecessor, and held 14,361 vested and unvested shares, or approximately 1.53%, of the then outstanding shares of common stock, whether vested or unvested, and 3,750 shares, or approximately 2.41%, of the then outstanding shares of Series A Preferred Stock, of our predecessor. Mr. Richardson obtained his current position with the Company in connection with the 2012 Merger. In addition, as of the closing of the 2012 Merger, upon the conversion of his shares of our predecessor into shares of our common stock in accordance with the terms of the 2012 Merger, Mr. Richardson became the holder of 98,055 shares of our common stock, with a value of approximately $245,138, based on the closing price of our common stock on the OTC QB on December 12, 2012, the date of the Merger Agreement for the 2012 Merger.

Private Placements

On February 14, 2013, the Company completed a private placement transaction (the “February 2013 Private Placement”), pursuant to a Securities Purchase Agreement, dated as of February 12, 2013, by and among the Company and certain purchasers, including Mr. Shkreli. In such private placement transaction, Mr. Shkreli purchased 120,000 shares of our common stock and Warrants to purchase up to 60,000 shares of our common stock, for an aggregate purchase price of $360,000. In connection with the closing of the February 2013 Private Placement, the Company also entered into a Registration Rights Agreement with such purchasers, including Mr. Shkreli, pursuant to which the Company agreed to register all of the shares of common stock, and shares of common stock issuable upon the exercise of the Warrants, sold in the February 2013 Private Placement.

On August 15, 2013, the Company completed a private placement transaction (the “August 2013 Private Placement”), pursuant to a Securities Purchase Agreement, dated as of August 14, 2013, by and among the Company and certain purchasers, including Mr. Shkreli, Mr. Panoff, Mr. Plotkin, Mr. Aselage and Mr. Richardson. In such private placement transaction, (i) Mr. Shkreli purchased 5,556 shares of our common stock and Warrants to purchase up to 2,778 shares of our common stock, for an aggregate purchase price of $25,000, (ii) Mr. Panoff purchased 1,100 shares of our common stock and Warrants to purchase up to 550 shares of our common stock, for an aggregate purchase price of $4,950, (iii) Mr. Plotkin purchased 2,200 shares of our common stock and Warrants to purchase up to 1,100 shares of our common stock, for an aggregate purchase price of $9,900, (iv) Mr. Aselage purchased 556 shares of our common stock and Warrants to purchase up to 278 shares of our common stock, for an aggregate purchase price of $2,500 and (v) Mr. Richardson purchased 1,110 shares of our common stock and Warrants to purchase up to 555 shares of our common stock, for an aggregate purchase price of $4,995. In connection with the closing of the August 2013 Private Placement, the Company also entered into a Registration Rights Agreement with such purchasers, including Mr. Shkreli, Mr. Panoff, Mr. Plotkin, Mr. Aselage and Mr. Richardson, pursuant to which the Company agreed to register all of the shares of common stock, and shares of common stock issuable upon the exercise of the Warrants, sold in the August 2013 Private Placement.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid by the Company for the fiscal years 2012 and 2013. The table below sets forth the positions and compensation for each officer and director of the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)		All Other Compensation ($)	Total ($)
Martin Shkreli,	2013	252,091	1,233,430	—	529,200	(5)	—	2,014,721
Chief Executive Officer	2012	250,000	565,231	14,444,100	—		—	15,259,331
and Director(2)

Marc Panoff,	2013	142,153	104,155	157,808	—		—	404,116
Chief Financial Officer	2012	—	—	—	—		—	—

Horacio Plotkin,	2013	222,727	136,667	—	170,500		—	529,894
Chief Medical Officer	2012	—	—	—	—		—	—

Stephen Aselage,	2013	—	—	—	—		—	—
Director(2)(3)	2012	83,333	—	2,000,000	—		—	2,083,333

Robert Wilson, former	2013	—	—	—	—		—	—
Chief Executive Officer,	2012	—	—	—	—		—	—
President and
Director(4)

Gary Lyons, former	2013	—	—	—	—		—	—
Director(4)	2012	—	—	—	—		—	—

(1)
Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC 718 and are not necessarily an indication of which named executive officers received the most gains from previously granted equity awards.

(2)	The compensation data for Messrs. Shkreli and Aselage prior to December 12, 2012 reflects compensation paid by our predecessor, Retrophin, Inc., formerly known as Retrophin, LLC.
(3)	Mr. Aselage’s compensation in respect of his service as a director of the Company in 2013 is set forth under “Director Compensation.”
(4)
Prior to December 12, 2012, Robert Wilson served as the principal executive officer of Desert Gateway and, prior to December 17, 2012, Robert Wilson and Gary Lyons served as directors of Desert Gateway. Desert Gateway did not paid its officers and directors any salary or consulting fees in fiscal year 2012.

(5)	The fair value of the 2013 option award to Mr. Shkreli reflected in the table above has been calculated based on the vesting of 90,000 options on December 31, 2013.

Compensation Arrangements

Mr. Shkreli received an annual base salary of $250,000 pursuant to an employment agreement with our predecessor, former Retrophin. Mr. Shkreli received a bonus of $565,231 for fiscal 2012 and $1,233,430 for fiscal 2013. Mr. Shkreli’s bonus for 2012 included a payment of $250,000 in connection with his performance. In addition to the $250,000 of base salary and $250,000 of performance bonus in 2012, the Company reclassified $407,900 in stockholders’ equity as of December 31, 2012, of which approximately $93,000 related to expenses that should have been classified as operating expense. Of the remaining $315,231, we determined that our write-off in 2012 of a $210,000 note due from a related party that Mr. Shkreli managed prior to our merger with Desert Gateway should be deemed to be a bonus to him. Also, we determined that payments that we made prior to our merger with Desert Gateway in the amount of $105,231 were for operating expenses of the aforementioned related party and should be deemed to be a bonus to Mr. Shkreli. Mr. Shkreli did not receive direct payments in connection with the $315,000 in charges described in the prior two sentences, and elected for the Company to treat these payments as compensation.

While employed by former Retrophin, Mr. Shkreli received a total of 1,475,425 incentive units subject to vesting. Pursuant to Mr. Shkreli’s award agreements, such unvested units immediately vested upon the Company’s merger with Desert Gateway.

Grants of Stock Awards

On March 31, 2011, the Company granted 1,608,300 incentive shares to Mr. Shkreli, which vested on the final day of each calendar quarter over three years commencing on June 30, 2011. On September 11, 2012, the Company accelerated the vesting of 938,175 of the shares issued to Mr. Shkreli.

In January 2012, the Company granted 801,600 incentive shares to Mr. Shkreli, which vested on the final day of each calendar quarter over three years, commencing on March 31, 2012. On September 11, 2012, the Company immediately vested Mr. Shkreli’s 28,185 unvested incentive shares for continuing services. On December 11, 2012, Mr. Shkreli’s 573,015 remaining unvested incentive shares were vested immediately in connection with the 2012 Merger.

All of such grants of incentive shares were originally issued as Class B incentive units of our predecessor, Retrophin, LLC, that represented a profits interest up through the date of former Retrophin’s conversion to a C Corporation on September 20, 2012. Prior to former Retrophin’s conversion to a corporation, shares granted as incentive shares were subject to certain conditions at the time of grant, which specified that the upon the occurrence of certain events, former Retrophin had the right to repurchase all vested incentive shares owned by such incentive shareholder. This repurchase option was rescinded upon former Retrophin’s conversion to a corporation.

Employment Agreements

Shkreli Employment Agreement

On December 16, 2013, the Company entered into an employment agreement (the “Shkreli Employment Agreement”) with Martin Shkreli, pursuant to which Mr. Shkreli will continue to serve as our Chief Executive Officer.

In accordance with the terms of the Shkreli Employment Agreement, Mr. Shkreli will be paid (i) a base salary in the amount of $300,000 (subject to adjustments at the discretion of the Board after each anniversary of the Effective Date), and (ii) at the sole discretion of the board, an annual bonus award based upon specific goals and performance metrics. Mr. Shkreli will also be awarded options to purchase 1,080,000 shares of restricted common stock of the Company, a pro rata portion of which will vest quarterly during the 3 years following the Effective Date. In the event of a change of control of the Company, all of Mr. Shkreli’s unvested options shall immediately vest.

On February 24, 2014, Mr. Shkreli received discretionary awards of options to purchase an aggregate of 400,000 shares of common stock of the Company, (i) 200,000 of which will vest in twelve equal installments on the last day of each calendar quarter beginning on March 31, 2014, (ii) 100,000 of which will vest upon such time as the Company’s revenues meet or exceed $50 million in the aggregate over any consecutive four fiscal quarter period (but no earlier than February 24, 2015), (iii) 50,000 of which will vest upon such time as the trailing twenty day average of the closing price of the Company’s common stock equals or exceeds $25 per share (but no earlier than February 24, 2015) and (iv) 50,000 of which will vest upon such time as the trailing twenty day average of the closing price of the Company’s common stock equals or exceeds $33 per share (but no earlier than February 24, 2016).

The Shkreli Employment Agreement contemplates that Mr. Shkreli’s employment will be for a three-year term and may be automatically extended for successive three-year periods unless (i) Mr. Shkreli gives notice of non-extension to us no later than one hundred eighty (180) days prior to the expiration of the Agreement or (ii) Mr. Shkreli is terminated.

In the event Mr. Shkreli’s employment is terminated by Mr. Shkreli for good reason (as such term is defined in the Shkreli Employment Agreement), then Mr. Shkreli will be entitled to continue to receive his annual base salary, any unpaid bonus and health insurance coverage on the same terms as made available to our employees for a period of twelve (12) months following such termination. If Mr. Shkreli’s employment is terminated other than for good reason, Mr. Shkreli will forfeit any unvested stock options that he received and will not be entitled to severance or any additional payments.

If Mr. Shkreli’s employment is terminated for cause (as such term is defined in the Shkreli employment Agreement) then Mr. Shkreli will not be entitled to any further payments of any kind, except for payment of base salary plus reimbursement of certain expenses.

In the event that Mr. Shkreli is no longer employed by us, any options that have not vested prior to the date of termination will be immediately cancelled and not subject to further vesting.

Plotkin Employment Agreement

On April 24, 2013, the Company entered into an employment agreement (the “Plotkin Employment Agreement”) with Horacio Plotkin, M.D., pursuant to which Dr. Plotkin serves as the Chief Medical Officer of the Company starting on May 13, 2013.

In accordance with the terms of the Plotkin Employment Agreement, Dr. Plotkin will be paid (i) a base salary in the amount of $350,000 (subject to adjustments at the discretion of the Board after each anniversary of the Effective Date), and (ii) at the sole discretion of the board, an annual bonus award of up to 50% of Dr. Plotkin’s then applicable base salary. Following the Effective Date, Dr. Plotkin will receive $20,000 in connection with signing the Plotkin Employment Agreement with the Company. Dr. Plotkin will also be awarded options to purchase 120,000 shares of restricted common stock of the Company, a pro rata portion of which will vest quarterly during the 3 years following the Effective Date.

On February 24, 2014, Dr. Plotkin received a discretionary award of 100,000 shares of common stock of the Company, a pro rata portion of which will vest quarterly during the 3 years following the date of the grant.

The Plotkin Employment Agreement contemplates that Dr. Plotkin’s employment will be for a one-year term and may be automatically extended for successive one-year periods unless (i) Dr. Plotkin gives notice of non-extension to the Company no later than ninety (90) days prior to the expiration of the Agreement, (ii) Dr. Plotkin is terminated or (iii) the Company delivers notice to Dr. Plotkin no later than thirty (30) days prior to the expiration of the Agreement.

In the event Dr. Plotkin’s employment is terminated (i) by the Company without cause (as such term is defined in the Plotkin Employment Agreement) or (ii) by Dr. Plotkin’s resignation following a material breach of a material term of the Plotkin Employment Agreement by the Company which has not been cured within 10 days following notice thereof, then Dr. Plotkin will be entitled to a severance payment in an amount equal to $60,000 plus reimbursement of certain expenses. If Dr. Plotkin chooses to resign for reasons other than a material breach of the Plotkin Employment Agreement by the Company then Dr. Plotkin will forfeit any unvested stock grants or stock options that he received and will not be entitled to severance or any additional payments.

If Dr. Plotkin’s employment is terminated for cause then Dr. Plotkin will not be entitled to any further payments of any kind, except for payment of base salary plus reimbursement of certain expenses.

In the event that Dr. Plotkin is no longer employed by the Company, any options that have not vested prior to the date of termination will be immediately cancelled and not subject to further vesting.

Panoff Employment Agreement

On May 7, 2013, the Company entered into an employment agreement (the “Panoff Employment Agreement”) with Marc Panoff, pursuant to which Mr. Panoff serves as the Chief Financial Officer and Chief Accounting Officer of the Company starting on May 20, 2013.

In accordance with the terms of the Panoff Employment Agreement, Mr. Panoff will be paid (i) a base salary in the amount of $230,000 (subject to adjustments at the discretion of the Board after each anniversary of the Effective Date), and (ii) at the sole discretion of the Board, an annual bonus award of up to 50% of Mr. Panoff s then applicable base salary. Mr. Panoff will also be granted 120,000 units of restricted common stock of the Company, a pro rata portion of which will vest quarterly during the 3 years following the execution of the Panoff Employment Agreement.

On February 24, 2014, Mr. Panoff received a discretionary award of 100,000 shares of common stock of the Company, a pro rata portion of which will vest quarterly during the 3 years following the date of the grant.

The Panoff Employment Agreement contemplates that Mr. Panoff’s employment will be for a one-year term and may be automatically extended for successive one-year periods unless (i) Mr. Panoff gives notice of non-extension to the Company no later than ninety (90) days prior to the expiration of the Agreement, (ii) Mr. Panoff is terminated or (iii) the Company delivers notice to Mr. Panoff no later than thirty (30) days prior to the expiration of the Agreement.

In the event Mr. Panoff’s employment is terminated (i) by the Company without cause (as such term is defined in the Panoff Employment Agreement) or (ii) by Mr. Panoff’s resignation following a material breach of a material term of the Panoff Employment Agreement by the Company which has not been cured within 10 days following notice thereof, then Mr. Panoff will be entitled to a severance payment in an amount equal to $40,000 plus reimbursement of certain expenses. If Mr. Panoff chooses to resign for reasons other than a material breach of the Panoff Employment Agreement by the Company then Mr. Panoff will forfeit any unvested stock grants or stock options that he received and will not be entitled to severance or any additional payments.

If Mr. Panoff’s employment is terminated for cause then Mr. Panoff will not be entitled to any further payments of any kind, except for payment of base salary plus reimbursement of certain expenses.

In the event that Mr. Panoff is no longer employed by the Company, any units of restricted stock that have not vested prior to the date of termination will be immediately cancelled and not subject to further vesting.

As of June 30, 2013, the Company and Mr. Panoff entered into an amendment to the Panoff Employment Agreement, pursuant to which the initial vesting of a pro rata portion of the restricted common stock granted under the Panoff Employment Agreement was changed from June 30, 2013 to December 31, 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information with respect to the value of all equity awards that were outstanding at December 31, 2013 for each of our Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Martin Shkreli	90,000	990,000	(1)	$7.45	12/16/2023	—		—
Marc Panoff	—	—		—	—	108,000	(2)	$756,000
Horacio Plotkin	20,000	100,000	(3)	$8.70	5/13/2023	—		—

(1)	Such options vest and become exercisable over a period of eleven calendar quarters beginning on March 31, 2014.
(2)	Such restricted shares vest over a period of nine calendar quarters beginning March 31, 2014.
(3)	Such options vest and become exercisable over a period of ten calendar quarters beginning on January 1, 2014.

DIRECTOR COMPENSATION

The following table summarizes the compensation we paid to our non-employee directors during the fiscal year ended December 31, 2013. Compensation information for Martin Shkreli, our Chief Executive Officer, is set forth in the Summary Compensation Table above.

Our policy is to pay non-employee directors approximately $100,000 annually, which amount shall be comprised of not more than $25,000 in cash, with the remainder paid in the form of options to purchase shares of our common stock. Each non-employee director may, at his discretion, determine to receive less than $25,000 annually in the form of cash, in which case such amount will be paid to such director in the form of options to purchase additional shares of our common stock. Our director compensation policy was approved in the fourth quarter of 2013 and accordingly those directors electing to receive cash only received such cash for that quarter of service. The amounts below reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC 718.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Stephen Aselage	6,250	—	82,373	—	88,623
Cornelius E. Golding	6,250	—	82,373	—	88,623
Jeffrey Paley	6,250	—	82,373	—	88,623
Steven Richardson	—	—	102,966	—	102,966

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or, the Dodd-Frank Act, and Section 14A of the Exchange Act, Proposal 2 provides our stockholders with the opportunity to cast an advisory (non-binding) vote on executive compensation as disclosed pursuant to the compensation disclosure rules of the SEC. This proposal is commonly known as the “say-on-pay” vote.

Our compensation program is designed to attract and retain the most qualified executives while motivating high company performance and to align our executive officers’ interests with those of our stockholders. Highlights of our executive compensation program include pay opportunities that are based on:

•	general economic conditions;

•	our overall performance and profitability;

•	our historical compensation practices and current and historical compensation practices of peer companies;

•	each executive’s performance, skill sets and roles in the Company; and

•	our need for skill sets and the market for the executive’s skill sets.

The say-on-pay vote gives you as a stockholder the opportunity to express your views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation or our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking stockholders to approve the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related disclosure in this proxy statement.”

Because this vote is advisory, it will not be binding on the compensation and talent development committee, the Board or us. However, the compensation and talent development committee and the Board value the opinions of our stockholders, and will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related disclosure in this proxy statement.

PROPOSAL 3 - ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE

The Dodd-Frank Act and Section 14A of the Exchange Act also require us to provide stockholders the right to cast an advisory (non-binding) vote regarding how frequently we should include in our proxy materials a proposal similar to Proposal 2 regarding the approval of the compensation awarded to our executives. Stockholders may vote for the proposal to be included in our proxy statement every one, two or three years (or abstain from voting).

The Board recommends that a say-on-pay stockholder advisory vote, similar to Proposal 2 be included in our proxy statement every three years. The Board believes that a say-on-pay vote every three years by stockholders provides the highest level of accountability and direct communication between us and our stockholders by enabling the say-on-pay vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable meeting of stockholders.

You may cast your vote on your preferred voting frequency by choosing the option of 1 year, 2 years, or 3 years, or abstaining from voting, when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement.”

Because this vote is advisory, it will not be binding on us or the Board and, notwithstanding the results of such vote, the Board may decide that it is in the best interests of stockholders and us to hold an advisory vote on executive compensation more or less frequently than the option approved by stockholders.

The Board of Directors unanimously recommends that you vote “3 YEARS” for Proposal 3.

PROPOSAL 4 – APPROVAL OF THE COMPANY’S 2014 INCENTIVE COMPENSATION PLAN

On March 20, 2014, the Board approved, subject to stockholder approval at the 2014 Annual Meeting, the 2014 Incentive Compensation (the "Plan") covering stock options, stock appreciation rights, restricted stock and restricted stock units, deferred stock, performance units and annual incentive awards.

The Board of Directors believes it is in the best interest of the Company and the stockholders to maintain the availability of long term equity based incentive compensation awards and to reduce the overall dilutive effect of such awards. The Plan accomplishes these goals, while providing the flexibility needed to meet the Company's future compensation needs. The following summary of certain features of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this proxy statement as Exhibit A.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required for the adoption of this proposal.

The Board of Directors recommends a vote FOR adoption of the Plan.  Proxies received in response to this solicitation will be voted FOR the adoption of the Plan otherwise specified in the proxy.

Purpose of the Plan

The purpose of the Plan is to further and promote the interests of the Company and its stockholders by enabling the Company to attract, retain and motivate officers, employees, consultants and directors or those who will become officers, employees, consultants or directors, and to align the interests of those individuals and the Company's stockholders.

Stock Subject to the Plan

The plan will cover an aggregate of up to 3,000,000 shares of Common Stock. The market value of common stock as reflected in the closing price of a share of Common Stock on the NASDAQ Global Market on April 11, 2014, was $15.36.

Administration

The Plan will be administered by the compensation and talent development committee of the Board of Directors, unless otherwise determined by the Board of Directors (the “Compensation Committee”).  To the extent the Board of Directors considers it desirable to comply with SEC Rule 16b-3 or to meet the performance-based exception from the tax deductibility limitations of Section 162(m) of Internal Revenue Code of 1986, as in effect and as amended from time to time (the "Code"), the Compensation Committee shall be comprised of not less than two of the members of the Board of Directors who are non-employee directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company and outside directors (within the meaning of Section 162(m) of the Code). The Compensation Committee will be authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. The Compensation Committee shall also select the Plan's participants, make awards in such amounts and in such forms as it deems advisable, impose such restrictions, terms and conditions as it deems appropriate, or correct such technical defects or any inconsistencies in the Plan or any agreement made thereunder.

Changes in Capital Structure

Awards granted under the Plan, any agreements evidencing such awards and the maximum number of shares of Common Stock subject to the Plan may be subject to adjustment, as determined by the Compensation Committee in its sole discretion in the event of changes in the outstanding stock or in the capital structure of the Company by reason of dividends, distributions, stock splits or combinations, forward or reverse mergers, reorganizations, subdivisions, consolidations or reductions of capital, recapitalizations, consolidations, schemes of arrangement, split ups, spin offs or combinations involving the Company or repurchases or exchanges of Common Stock of the Company, issuances of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate transactions or events affecting the Common Stock.

In the event of the acquisition of more than 50% of the Company’s outstanding securities by another person, the Company being merged into or consolidated with another corporation or entity, the acquisition of at least 85% of the assets of the Company by another person, the liquidation of the Company or a change in the majority of the Board of Directors within a 12-month period, the Compensation Committee may, in its discretion, make adjustments to any outstanding awards, cause outstanding awards to be assumed by the acquiring or surviving entity and/or cancel unexercised stock options or stock appreciation rights with an exercise price below a specified amount.

Duration and Modification

The Plan shall terminate on May 9, 2024, except with respect to awards then outstanding.

The Board may amend, alter, suspend, discontinue or terminate the Plan (or any portion thereof) in such respects as the Board may deem advisable or to be in the best interests of the Company. No such amendment, modification or termination shall materially and adversely affect the rights of any award previously granted under the plan, without the consent of the grantee of such award; provided, however, that the Board may amend the Plan, without the consent of any participants, in any way it deems necessary or advisable to account for changes in applicable law, regulations, rules or other written guidance.

The Compensation Committee may amend the terms of any award agreement, prospectively or retroactively, in accordance with the terms of the Plan.

Eligibility and Extent of Participation

Individuals eligible for awards under the Plan are determined by the Compensation Committee in its discretion and are limited to the officers, employees and Consultants of the Company and its subsidiaries and non-employee directors of the Company.

Stock Options

Stock options granted under the Plan may be in the form of incentive stock options or non-qualified stock options (sometimes referred to collectively herein as the “Stock Option(s)”). Such Stock Options shall be subject to the terms and conditions of the Plan and any additional terms and conditions as the Compensation Committee shall set forth in the relevant award agreement.

Stock Options may be granted under the Plan in such form as the Compensation Committee may from time to time approve. Stock Options may be granted alone or in addition to other awards under the Plan or in tandem with stock appreciation rights. Special provisions shall apply to incentive stock options granted to any employee who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company.

The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Compensation Committee; provided, however, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of the grant of such Stock Option; provided, further, however, that, in the case of a ten percent (10%) stockholder, the exercise price of an incentive stock option shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant.

For purposes hereof, “fair market value” of the Common Stock means on, or with respect to, any given date(s), the closing sales price of one share of Common Stock, as reported on the market system or stock exchange on which the Common Stock is then listed, admitted to trading or otherwise quoted for such date(s) or, if the Common Stock was not traded on such date(s), on the last previous day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such an exchange, the fair market value of a share of the Common Stock shall be determined in good faith by the Board in accordance with Code Section 409A.

Exercise of Options

A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Notice shall be accompanied by payment in full of the exercise price in cash, by cash, personal check, money order, cashier’s check, or wire transfer, or by payment through other mechanisms permitted by the Compensation Committee, including, if the Compensation Committee so determines, by delivery of shares of Common Stock. Any portion of a Stock Option that is exercised may not be exercised again. Stock options and granted under the Plan shall become exercisable at such time as designated by the Compensation Committee at the time of grant.

Stock Appreciation Rights

A stock appreciation right (“Stock Appreciation Right”) is an award granted with respect to a specified number of shares of Common Stock entitling a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the strike price of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions of the Plan and any additional terms and conditions as the Compensation Committee shall set forth in the relevant award agreement.

The strike price of a Stock Appreciation Right shall be determined by the Compensation Committee; provided, however, that the strike price of a Stock Appreciation Right shall not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of the grant of such Stock Appreciation Right.

Stock Appreciation Rights may be granted under the Plan in such form as the Compensation Committee may approve from time to time. The term of each Stock Appreciation Right shall be such period of time as fixed by the Compensation Committee.

Exercise of Stock Appreciation Rights

A Stock Appreciation Right may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares for which the Stock Appreciation Right is being exercised. Any portion of a Stock Appreciation Right that is exercised may not be exercised again.

A Stock Appreciation Right granted under the Plan shall become exercisable at such time as designated by the Compensation Committee at the time of grant.

Restricted Shares and Restricted Stock Units

Awards of restricted shares and/or restricted stock units are subject to the terms and conditions of the Plan and any additional terms or conditions the Compensation Committee shall set for in the relevant award agreement. Subject to the terms of the Plan, the Compensation Committee shall determine the number of restricted shares and/or restricted stock units to be granted to a participant and the Compensation Committee may provide different terms and conditions on any particular restricted shares and/or restricted stock units grant made to any participant.

Each recipient receiving an award of restricted shares may be issued a stock certificate or certificates in respect of such award. If issued, these certificates shall bear a restrictive legend limiting the transferability of such shares until the applicable restrictions have lapsed.  If issued, such stock certificates evidencing restricted shares shall, at the discretion of the Compensation Committee, be deposited with and held by the Company until the restrictions thereon have lapsed and all applicable terms and conditions applicable to such grant shall have been satisfied. Grants of restricted shares and/or restricted stock units are subject to restrictions, terms and conditions the Compensation Committee deems appropriate. Such restrictions may involve limitation on the sale, assignment, or transfer of such shares and the requirement that the participant deposit such shares with the Company while the shares are subject to any such restrictions. Restricted stock units shall be similar to restricted shares except that no shares of Common Stock are issued until the settlement date (i.e., the date the shares of Common Stock are issued).

Restriction Period

Restricted shares and/or restricted stock units shall only become unrestricted and vested in accordance with such vesting schedule and any other restrictions, terms and conditions relating to such restricted shares and/or restricted stock units as the Compensation Committee may establish in the relevant award agreement. While the shares are restricted, the participant may not sell, transfer, pledge, encumber or otherwise depose of such shares.

Upon the satisfaction of restrictions on a grant of restricted shares, a new, un-legended certificate may be delivered to the participant. Unless otherwise determined by the Compensation Committee and set forth in the relevant award agreement, restricted stock units shall be paid following satisfaction of all restrictions on such restricted stock units.

Stockholder Rights

A participant shall have, with respect to shares of Common Stock underlying a grant of restricted shares, all of the rights of a stockholder of such stock, except as such rights are limited by the relevant award agreement. At the determination of the Compensation Committee, any dividends paid on such Restricted Shares may be deferred and reinvested in additional restricted shares and subject to the same restrictions and other terms and conditions that apply to the unvested restricted shares. Prior to vesting and issuance of the relevant shares of Common Stock, there are no stockholder rights with respect to any restricted stock units granted under the plan.

Deferred Stock

An award of deferred stock is a right to receive payment in the form of shares of Common Stock at the end of a specified deferral period.  Awards of deferred stock are subject to the terms and conditions of the Plan and any additional terms or conditions the Compensation Committee shall set for in the relevant award agreement. Subject to the terms of the Plan, the Compensation Committee shall determine the number of shares of deferred stock to be granted to a participant.

Performance Units

A performance unit is an award of (a) a bonus consisting of cash or other property the amount and value of which, and/or the receipt of which, is conditioned upon the attainment of any performance specified by the Compensation Committee, or (b) a unit valued by reference to a designated amount of property other than shares of Common Stock (“Performance Unit”).

Performance Unit Grants and Performance Periods

Performance Units may be granted alone or in addition to any other award under the Plan. Awards of Performance Units are subject to the terms and conditions of the Plan and any additional terms or conditions the Compensation Committee shall set for in the relevant award agreement.

Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such awards if the Company and/or the participant achieves certain goals during and in respect of a designated performance period. The performance goals and periods shall be established by the Compensation Committee in its discretion. The Compensation Committee may also adjust such performance goals or performance periods in such manner as it, in its discretion, deems appropriate at any time; provided that, to extent that a grant of Performance Units is intended to comply with the performance-based exception from the tax deductibility limitations of Code Section 162(m), the settlement of such Performance Units shall be determined based upon actual performance at the end of the year.

Payment of Units

If the applicable performance goals have been achieved or partially achieved, as determined by the Compensation Committee, the participant will be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units earned. Unless otherwise provided in an Award Agreement, no payment shall be made with respect to a Performance Unit award if the threshold performance level set by the Compensation Committee is not satisfied.

Annual Incentive Awards

The Compensation Committee shall designate the individuals eligible to be granted an annual performance bonus (“Annual Incentive Award”) within the first 90 days of a calendar year, or within 90 days of such individual entering a bonus-eligible position.  The Compensation Committee may, in its discretion, determine such individual’s bonus opportunity, the performance goals such individual must meet in order to earn the Annual Incentive Award, and such other terms not inconsistent with the Plan as the Compensation Committee shall determine.

If a grantee of an Annual Incentive Award is no longer employed by or providing services to the Company or any subsidiary, the Compensation Committee may authorize payment of an Annual Incentive Award to such person.  In the absence of such determination by the Compensation Committee, the grantee shall receive no Annual Incentive Award for such year; provided that, to extent that an Annual Incentive Award is intended to comply with the performance-based exception from the tax deductibility limitations of Code Section 162(m), the payment of such Award shall be determined based upon actual performance at the end of the year.

An Annual Incentive Award may be paid in cash, Common Stock, restricted stock, Stock Options or any other form of award, or any combination thereof, as provided in the award agreement applicable to such award or in such form as the Compensation Committee may approve.

Performance-Based Awards

Performance Units, restricted shares, restricted stock units, annual incentive awards and other awards subject to performance criteria that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code shall be paid or become vested solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) of the Code and the regulations thereunder. These performance goals shall be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, as the Compensation Committee may determine:

•	earnings;

•	net income or loss;

•	operating profit;

•	earnings before any or all of interest, tax, depreciation or amortization;

•	growth or rate of growth in cash flow;

•	cash flow provided by operations;

•	free cash flow;

•	costs;

•	gross or net revenues;

•	reductions in expense levels;

•	operating and maintenance cost management and employee productivity;

•	share price or total stockholder return;

•	return on assets, equity, or sales;

•	growth or rate of growth in return measures;

•	share price;

•
strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets and goals relating to acquisitions or divestitures;

•	achievement of business or operational goals such as market share and/or business development;

•	debt ratings, debt leverage and debt service;

•	attainment of research and development milestones;

•	licensing of products or assets;

•	financings;

•	acquisitions and disposals of assets;

•	approval, commercialization or patent of products or compounds;

•	time to market; and

•	other objective criteria as the Compensation Committee or the executive officers of the Company may determine from time to time.

Any such performance criterion or combination of such criteria may apply to a participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Compensation Committee may specify.

Transferability of Awards

Unless provided in the applicable award agreement, no award under the Plan shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a grantee other than by will or by the laws of descent and distribution.  If determined by the Compensation Committee, a grantee may, in the manner established by the Compensation Committee, designate a beneficiary to exercise the rights of the grantee, and to receive any distribution with respect to any award upon the death of the grantee.

Federal Income Tax Consequences

The following is a brief and general summary of some United States federal income tax consequences applicable to the Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the Plan depend upon various factors, including an individual’s own tax status, each participant who receives an award under the Plan should consult a tax advisor to determine the tax consequences of any award under the Plan.

Incentive Stock Options

Stock Options granted under the Plan may qualify as incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. Generally, no income is recognized by the optionee upon the exercise of an incentive stock option. The optionee may be required to increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of by the optionee after the later to occur of (i) the end of the two year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the day the shares are issued to the optionee (we refer to the later of (i) or (ii) as the “ISO Holding Period”), any gain or loss realized upon such disposition will be long-term capital gain or loss, and the Company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the option price.

Generally, if the shares are disposed of by the optionee in a taxable disposition within the ISO Holding Period, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”) equal to the amount of ordinary income realized by the optionee. Any amount realized upon such a disposition by the optionee in excess of the fair market value of the shares on the exercise date will be capital gain.

If an optionee has not remained an employee of the Company or its subsidiaries during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised (other than in the case of the optionee’s death), or if the option otherwise loses its status as an incentive stock option, the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

Non-Qualified Stock Options

In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a non-qualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the fair market value of such shares on the exercise date.

Effect of Share-for-Share Exercise

If an optionee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs during the ISO Holding Period for such shares, then there will be a taxable disposition of the tendered shares with the tax consequences described above for the taxable dispositions during the ISO Holding Period of the shares acquired upon the exercise of an incentive stock option.

If the optionee tenders shares upon the exercise of a nonqualified option, the optionee will recognize compensation taxable as ordinary income and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”) in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

Restricted Shares

A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. After the vesting terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend (or, if applicable, qualified dividend), and the Company will not be entitled to a deduction in respect of any such dividend payment.

Unless the participant has made an election under Section 83(b) of the Code (as described below), at the time the vesting terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction, in an amount equal to the then fair market value of the shares of Common Stock or which the vesting terms and conditions applicable to the restricted share award have been satisfied. The participant’s tax basis for any such shares of the Common Stock would be the fair market value on the date such vesting terms and conditions are satisfied.

A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant. Such an election must be made by the participant not later than 30 days after the date of grant. If such an election is made, no income would be recognized by the participant (and the Company will not be entitled to a corresponding deduction) at the time the applicable vesting terms and conditions are satisfied. The participant’s tax basis for the restricted shares received and for any shares of the Common Stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.

The holding period for capital gain or loss purposes in respect of Common Stock underlying an award of restricted shares shall commence when the vesting terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such restricted shares.

Performance Units and Restricted Stock Units

A participant will not recognize any income upon the award of a performance unit or restricted stock unit. A participant will generally recognize compensation taxable as ordinary income when he or she receives payment with respect to a performance unit or a restricted stock unit, and at such time the Company will generally be entitled to a deduction equal to the amount of cash or the then fair market value of unrestricted Common Stock received by the participant in payment of the performance units or restricted stock units. The participant’s tax basis for any such shares of Common Stock would be the fair market value on the date such unrestricted shares are transferred to the participant. If all or a portion of the performance units or restricted stock units are paid in restricted shares, see “Restricted Shares” above for a discussion of the applicable tax treatment.

Limits on Deductions

Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the three other most highly paid executive officers of the Company (excluding the chief financial officer) in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

The Company has structured the Plan so that it may generally claim a deduction in connection with (i) the exercise of non-qualified stock options and/or SARs, (ii) the disposition during the ISO Holding Period by an optionee of shares acquired upon the exercise of incentive stock options, and (iii) the payment of any performance units or restricted stock units, provided that, in each case, the requirements imposed on qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder are satisfied with respect to such awards. Any awards, other than stock options and SARs, which vest solely as a result of the passage of time will not be qualified performance-based compensation under Section 162(m) of the Code (e.g., certain restricted stock, restricted stock units and performance units), and amounts for which the Company may claim a deduction upon the lapse of any restrictions on such awards will be subject to the limitations on deductibility under Section 162(m).

However, the Plan does permit the Compensation Committee to make awards that will not qualify as “qualified performance-based compensation” within the meaning of Section 162(m) and, while the Compensation Committee expects that a significant portion of the awards it grants under the Plan will be “qualified performance-based compensation”, the Compensation Committee may very well make various awards that do not satisfy those requirements.

Section 409A

Section 409A of the Code (“Section 409A”) provides substantial penalties (described below) to persons deferring taxable income, unless the requirements of Section 409A have been satisfied. Many awards provided under the Plan could be viewed as deferring income for participants and may, therefore, be subject to Section 409A. While it is the intention of the Board of Directors to prevent awards made under the Plan from being subject to Section 409A, or if subject to such section, to have such awards satisfy the requirements of Section 409A, there can be no assurance that awards made under the Plan which are subject to Section 409A will satisfy the requirements of Section 409A.

In the event that an award made under the Plan is subject to Section 409A, but does not satisfy the requirements of that Section, then the affected participant will incur an additional 20% tax on the amount found to be improperly deferred, as well as full taxation of that amount and interest on that amount from the date when that amount becomes vested. In addition, other deferrals by that participant found to be part of the same “plan”, even if the deferrals themselves satisfied Section 409A, would also be treated as failing to satisfy Section 409A and, with respect to those deferrals, the participant would also incur an additional 20% tax on the amount deferred, as well as full taxation of that amount and interest on that amount from the date it became vested.

Additional Information

The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to applicable withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the Plan, uses shares of Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Common Stock.

In the event that certain compensation payments or other benefits received by “disqualified individuals” (as defined in Section 280G(c) of the Code) under the Plan may cause or result in “excess parachute payments” (as defined in Section 280G(b)(1) of the Code) then, pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the Company. In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual.

PROPOSAL 5 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO Seidman LLP as the independent registered public accounting firm to audit and report upon our consolidated financial statements for the fiscal year ending December 31, 2014.  Although stockholder ratification of the Board of Directors’ action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year ending December 31, 2015, since it would be impractical to replace our auditors so late into our current fiscal year.

It is expected that representatives of BDO Seidman LLP and Marcum LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2013, will be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote FOR ratification of the appointment of the independent registered public accounting firm.  Proxies received in response to this solicitation will be voted FOR the ratification of the appointment of the independent registered public accounting firm unless otherwise specified in the proxy.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On March 31, 2014, we notified our independent registered public accounting firm, Marcum LLP (“Marcum”) of our intention to engage BDO Seidman LLP as our new independent registered public accounting firm, at which time we dismissed Marcum.

Marcum’s reports on our financial statements for the two years preceding such dismissal expressed doubt as to our ability to continue as a going concern but did not contain any other adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

The decision to change our independent registered public accounting firm was unanimously approved by our Board of Directors.

There were no disagreements between us and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Marcum’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

On March 31, 2014, we engaged BDO Seidman LLP as our new independent registered public accounting firm.  Prior to the time we engaged BDO Seidman LLP, we did not consult BDO Seidman LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or any other matters or reportable events as set forth in Item 304(a)(2) of Regulation S-K.

Principal Accountant Fees and Services

Audit Fees.

Fees for audit services billed or to be billed for fiscal 2013 and 2012 were $311,136 and $79,500, respectively and consist of the annual audit of the Company's consolidated financial statements, the interim reviews of the quarterly consolidated financial statements and review of the financial statements filed in connection with the 2012 Merger.

Audit-Related Fees.

Fees for audit related services billed or to be billed for the year ended December 31, 2013 were  $134,093 and consist of review of registration statements, comfort and bring-down letters.  There were no fees for audit related services by the Company's independent registered accountants for the year ended December 31, 2012, that are not reported under the caption “Audit Fees” above.

Tax Fees.

There were no fees for professional services rendered by the Company's independent registered accountants for tax compliance, tax advice, and tax planning for the years ended December 31, 2013 and 2012, that are not reported under the caption “Audit Fees” above.

 All Other Fees.

There were no other fees for professional services rendered by the Company's independent registered accountants for the years ended December 31, 2013 and 2012, that are not reported under the caption “Audit Fees” above.

Policy on Audit Committee Pre-Approval

Our audit committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm.  Our audit committee preapproves all audit and non-audit services provided by the independent registered public accounting firm, other than de minimis non-audit services, and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.

Other Matters

Any proposal of an eligible stockholder intended to be presented at the next annual meeting of stockholders must be received by us for inclusion in our proxy statement and form of proxy relating to that meeting no later than December 12, 2014.  The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next annual meeting of stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us on or prior to February 12, 2015 and certain other conditions of the applicable rules of the SEC are satisfied.  Stockholder proposals should be directed to the Chief Executive Officer of the Company at the address set forth below.

We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation.  In addition to solicitation of proxies by use of the mails, our directors, officers and employees (who will receive no compensation therefore in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview.

We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies.  We may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SEC ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO MARTIN SHKRELI, CHIEF EXECUTIVE OFFICER, RETROPHIN, INC., 777 THIRD AVENUE, 22ND FLOOR, NEW YORK, NY 10017.

Our Board of Directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders.  However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING WHITE FORM OF PROXY IN THE ENCLOSED ENVELOPE.

By order of the Board of Directors,

MARTIN SHKRELI, Chief Executive Officer and Director
777 Third Avenue, 22nd Floor New York, NY 10017 April 14, 2014

Exhibit A

Retrophin, Inc.
2014 Incentive Compensation Plan

Table of Contents

Page

Section 1. Establishment, Purpose and Duration		1
1.1.	Effective Date and Purpose	1
1.2.	Duration of the Plan	1

Section 2. Definitions		1
2.1.	“Annual Incentive Award”	1
2.2.	“Available Shares”	1
2.3.	“Award”	1
2.4.	“Award Agreement”	1
2.5.	“Beneficiary”	1
2.6.	“Board”	2
2.7.	“Bonus Opportunity”	2
2.8.	“Cause”	2
2.9.	“Change in Control”	2
2.10.	“Code”	3
2.11.	“Committee”	3
2.12.	“Common Stock”	3
2.13.	“Company”	3
2.14.	“Covered Employee”	3
2.15.	“Deferred Compensation Award”	3
2.16.	“Deferred Stock”	3
2.17.	“Disability”	3
2.18.	“Dividend Equivalent”	4
2.19.	“Effective Date”	4
2.20.	“Eligible Person”	4
2.21.	“Employer”	4
2.22.	“Employment Agreement”	4
2.23.	“Exchange Act”	4
2.24.	“Exercise Date”	4
2.25.	“Fair Market Value”	4
2.26.	“Grant Date”	4
2.27.	“Grantee”	5
2.28.	“Incentive Stock Option”	5
2.29.	“including”	5
2.30.	“Non-Qualified Stock Option”	5
2.31.	“Option”	5
2.32.	“Option Price”	5
2.33.	“Performance-Based Exception”	5
2.34.	“Performance Goal”	5
2.35.	“Performance Measure”	5
2.36.	“Performance Period”	5
2.37.	“Performance Unit”	5
2.38.	“Person”	5
2.39.	“Plan”	5

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2.40.	“Restricted Stock”	6
2.41.	“Restricted Stock Unit” or “RSU”	6
2.42.	“Restrictions”	6
2.43.	“Rule 16b-3”	6
2.44.	“SEC”	6
2.45.	“Section 16 Non-Employee Director”	6
2.46.	“Section 16 Person”	6
2.47.	“Settlement Date”	6
2.48.	“Share”	6
2.49.	“Stock Appreciation Right” or “SAR”	6
2.50.	“Strike Price”	6
2.51.	“Subsidiary”	6
2.52.	“Substitute Award”	7
2.53.	“Term”	7
2.54.	“Termination of Service”	7
2.55.	“Year”	7

Section 3. Administration		7
3.1.	Committee.	7
3.2.	Powers of the Committee	8

Section 4. Shares Subject to the Plan and Adjustments		10
4.1.	Number of Shares Available for Grants.	10
4.2.	Adjustments in Authorized Shares and Awards.	11
4.3.	Compliance With Code Section 162(m).	12
4.4.	Performance Based Exception Under Code Section 162(m).	12

Section 5. Eligibility and General Conditions of Awards		14
5.1.	Eligibility	14
5.2.	Award Agreement	14
5.3.	General Terms and Termination of Service	14
5.4.	Non-transferability of Awards.	16
5.5.	Cancellation and Rescission of Awards	16
5.6.	Substitute Awards	17
5.7.	Exercise by Non-Grantee	17
5.8.	No Cash Consideration for Awards	17

Section 6. Stock Options		17
6.1.	Grant of Options	17
6.2.	Award Agreement	17
6.3.	Option Price	17
6.4.	Vesting	18
6.5.	Grant of Incentive Stock Options	18
6.6.	Exercise and Payment.	19

Section 7. Stock Appreciation Rights		20
7.1.	Grant of SARs	20
7.2.	Award Agreements	20
7.3.	Strike Price	20

7.4.	Vesting	21
7.5.	Exercise and Payment	21
7.6.	Grant Limitations	21

Section 8. Restricted Stock		21
8.1.	Grant of Restricted Stock	21
8.2.	Award Agreement	21
8.3.	Consideration for Restricted Stock	21
8.4.	Vesting	21
8.5.	Effect of Forfeiture	21
8.6.	Escrow; Legends	22
8.7.	Stockholder Rights in Restricted Stock	22

Section 9. Restricted Stock Units		22
9.1.	Grant of Restricted Stock Units	22
9.2.	Award Agreement	22
9.3.	Crediting Restricted Stock Units	22

Section 10. Deferred Stock		23
10.1.	Grant of Deferred Stock	23
10.2.	Award Agreement	23
10.3.	Deferred Stock Elections.	24
10.4.	Deferral Account.	24

Section 11. Performance Units		25
11.1.	Grant of Performance Units	25
11.2.	Value/Performance Goals	25
11.3.	Earning of Performance Units	26
11.4.	Adjustment on Change of Position	26

Section 12. Annual Incentive Awards		26
12.1.	Annual Incentive Awards	26
12.2.	Determination of Amount of Annual Incentive Awards.	27
12.3.	Time of Payment of Annual Incentive Awards	27
12.4.	Form of Payment of Annual Incentive Awards	28

Section 13. Dividend Equivalents		28

Section 14. Change in Control		28
14.1.	Acceleration of Vesting	28
14.2.	Special Treatment in the Event of a Change in Control	28

Section 15. Amendments and Termination		29
15.1.	Amendment and Termination.	29
15.2.	Previously Granted Awards	29

Section 16. Beneficiary Designation		29

Section 17. Withholding		30
17.1.	Required Withholding.	30
17.2.	Notification under Code Section 83(b)	30

Section 18. General Provisions		31
18.1.	Governing Law	31
18.2.	Severability	31
18.3.	Successors	31
18.4.	Requirements of Law	31
18.5.	Securities Law Compliance	31
18.6.	Code Section 409A	32
18.7.	Mitigation of Excise Tax	32
18.8.	No Rights as a Stockholder	33
18.9.	Awards Not Taken into Account for Other Benefits	33
18.10.	Employment Agreement Supersedes Award Agreement	33
18.11.	Non-Exclusivity of Plan	33
18.12.	No Trust or Fund Created	33
18.13.	No Right to Continued Employment or Awards	33
18.14.	Military Service	34
18.15.	Construction	34
18.16.	No Fractional Shares	34
18.17.	Plan Document Controls	34

Retrophin, Inc.

2014 Incentive Compensation Plan

Section 1.
Establishment, Purpose and Duration

1.1.           Effective Date and Purpose. Retrophin, Inc., a Delaware corporation (the “Company”), hereby establishes the Retrophin, Inc. 2014 Incentive Compensation Plan (the “Plan”). The Plan is intended to assist the Company in attracting and retaining exceptionally qualified officers, employees, consultants and directors upon whom, in large measure, the sustained progress, growth and profitability of the Company depend, to motivate such persons to achieve long-term Company goals and to more closely align such persons’ interests with those of the Company’s stockholders by providing them with a proprietary interest in the Company’s growth and performance. The Plan was approved by the Company’s Board of Directors (the “Board”) on March 20, 2014, subject to approval by the Company’s stockholders, and, if approved by the Company’s stockholders, the Plan shall become effective on May 9, 2014 (the “Effective Date”).

1.2.           Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Section 15 hereof, until the earlier to occur of (a) the date all Shares subject to the Plan shall have been purchased or acquired and the Restrictions on all Restricted Stock granted under the Plan shall have lapsed, according to the Plan’s provisions, and (b) ten (10) years from the Effective Date of the Plan. The termination of the Plan pursuant to this Section 1.2 shall not adversely affect any Awards outstanding on the date of such termination.

Section 2.
Definitions

As used in the Plan, in addition to terms elsewhere defined in the Plan, the following terms shall have the meanings set forth below:

2.1.           “Annual Incentive Award” means a performance bonus determined under Section 12.

2.2.           “Available Shares” has the meaning set forth in Section 4.1(a).

2.3.           “Award” means any Option (including a Non-Qualified Stock Option and an Incentive Stock Option), Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Performance Unit, Substitute Award, Share, Dividend Equivalent or Annual Incentive Award.

2.4.           “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted hereunder between the Company and the Grantee.

2.5.           “Beneficiary” means the Person designated to receive Plan benefits, if any, following a Grantee’s death in accordance with Section 16.

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2.6.           “Board” has the meaning set forth in Section 1.1.

2.7.           “Bonus Opportunity” means a Grantee’s threshold, target and maximum bonus opportunity for a Year, provided that such bonus opportunity shall be either (a) to the extent that the Grantee has entered into an Employment Agreement with the Company, the threshold, target and maximum bonus levels, if any, specified in such Employment Agreement for such Year based on the Grantee’s base salary in effect on the first day of such Year, or (b) if there is no Employment Agreement in effect between the Company and the Grantee as of the first day of such Year or if the Employment Agreement does not specify such bonus levels, the percentage of such Grantee’s base salary in effect on the first day of such Year (or such later date as such person is designated as a Grantee) as determined by the Committee in its sole discretion within the first ninety (90) days of such Year (or before such later date as such person is designated as a Grantee).

2.8.           “Cause” means, as determined by the Committee, the occurrence of any one of the following: (a) commission of an act of fraud, embezzlement or other act of dishonesty that could reflect adversely on the integrity, character or reputation of the Company, or that would cause harm to its customer relations, operations or business prospects; (b) breach of a fiduciary duty owed to the Company; (c) violation or threatening to violate a restrictive covenant agreement, such as a non-compete, non-solicit, or non-disclosure agreement, between an Eligible Person and any Employer; (d) unauthorized disclosure or use of confidential information or trade secrets; (e) violation of any lawful policies or rules of the Company, including any applicable code of conduct; (f) conviction of, or plea of nolo contendere to, any felony if such conviction or plea (i) results in such Person’s imprisonment, (ii) could reflect adversely on the integrity, character or reputation of the Company or (iii) would cause harm to the Company’s customer relations, operations or business prospects; (g) failure to reasonably cooperate in any investigation or proceeding concerning the Company; or (h) neglect or misconduct in the performance of the Grantee’s duties and responsibilities, provided that he or she did not cure such neglect or misconduct within ten (10) days after the Company gave written notice of such neglect or misconduct to such Grantee; provided, however, that in the event a Grantee is party to an Employment Agreement that contains a different definition of Cause, the definition of Cause contained in such Employment Agreement shall be controlling.

2.9.           “Change in Control” means the occurrence of any one or more of the following:  (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; (b) the consummation of the Company’s consolidation or merger with or into another corporation other than a majority-owned subsidiary of the Company, or the sale, lease, exchange, or other transfer of at least eighty-five percent (85%) of the Company’s assets, provided, that, following such a transaction, the members of the Board prior to such transaction no longer constitute a majority of the board surviving after such transaction; (c) the consummation of a plan of liquidation; or (d) within any period of 12 consecutive months, persons who were members of the Board immediately prior to such 12-month period, together with persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 12-month period by or upon the recommendation of persons who were members of the Board immediately prior to such 12-month period and who constituted a majority of the Board at the time of such election, cease to constitute a majority of the Board. Notwithstanding the foregoing, a Change in Control shall not occur with respect to a Deferred Compensation Award unless such Change in Control constitutes a “change in control event” (within the meaning of Treasury Regulations Section 1.409A-3(i)(5)) with respect to the Company.

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2.10.           “Code” means the Internal Revenue Code of 1986 (and any successor thereto), as amended from time to time. References to a particular section of the Code include references to regulations and rulings promulgated and in effect thereunder and to any successor provisions.

2.11.           “Committee” has the meaning set forth in Section 3.1(a).

2.12.           “Common Stock” means common stock, par value $0.0001 per share, of the Company.

2.13.           “Company” has the meaning set forth in Section 1.1.

2.14.           “Covered Employee” means a Grantee who, as of the last day of the fiscal year in which the value of an Award is includable in income for federal income tax purposes, is one of the group of “covered employees,” within the meaning of Code Section 162(m), with respect to the Company.

2.15.           “Deferred Compensation Award” means an Award that is not exempt from Code Section 409A and, thus, could subject the applicable Grantee to adverse tax consequences under Code Section 409A.

2.16.           “Deferred Stock” means a right, granted as an Award under Section 10, to receive payment in the form of Shares (or measured by the value of Shares) at the end of a specified deferral period.

2.17.           “Disability” means a mental or physical illness that entitles the Grantee to receive benefits under the long-term disability plan of an Employer, or if the Grantee is not covered by such a plan or the Grantee is not an employee of an Employer, a mental or physical illness that renders a Grantee incapable of performing the Grantee’s duties for the Company or a Subsidiary for a period of not less than twelve (12) months or is expected to result in the Grantee’s death; provided, however, that the Grantee of a Deferred Compensation Award shall not be considered to have a Disability unless such Disability also constitutes a “disability” within the meaning of Treasury Regulations Section 1.409A-3(i)(4). Notwithstanding anything to the contrary in this Section 2.17, a Disability shall not qualify under the Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense.

2.18.           “Dividend Equivalent” means any right to receive payments equal to dividends or property, if and when paid or distributed, on Shares or Restricted Stock Units.

2.19.           “Effective Date” has the meaning set forth in Section 1.1.

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2.20.           “Eligible Person” means any (a) officer, employee of an Employer (including leased employees and co-employees with a professional employer organization), (b) non-employee director of the Company or (c) consultant engaged by an Employer.

2.21.           “Employer” means the Company or any Subsidiary.

2.22.           “Employment Agreement” means an employment agreement, offer letter, consulting agreement or other written agreement between an Employer and an Eligible Person which relates to the terms and conditions of such person’s employment or other services for an Employer.

2.23.           “Exchange Act” means the Securities Exchange Act of 1934 (and any successor thereto), as amended from time to time. References to a particular section of the Exchange Act include references to rules, regulations and rulings promulgated and in effect thereunder, and to any successors thereto.

2.24.           “Exercise Date” means the date the Grantee or other holder of an Award that is subject to exercise delivers notice of such exercise to the Company, accompanied by such payment, attestations, representations and warranties or other documentation required under the Plan and applicable Award Agreement or as  the Committee may otherwise specify.

2.25.           “Fair Market Value” means, as of any applicable date, (a) the closing sales price for one Share on such date as reported on the market system or stock exchange on which the Common Stock is then listed, admitted to trading or otherwise quoted, or on the last previous day on which a sale was reported if no sale of a Share was reported on such date, or (b) if the foregoing subsection (a) does not apply, the fair market value of a Share as reasonably determined in good faith by the Board in accordance with Code Section 409A. For purposes of subsection (b), the determination of such Fair Market Value by the Board will be made no less frequently than every twelve (12) months and will either (i) use one of the methodologies permitted under Treasury Regulations Section 1.409A-1(b)(5)(iv)(B)(2) (or such other similar regulation provision as may be provided) or (ii) include, as applicable, the value of tangible and intangible assets of the Company, the present value of future cash flows of the Company, the market value of stock or other equity interests in similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be readily determined through objective means (such as through trading prices or an established securities market or an amount paid in an arm’s length private transaction), and other relevant factors such as control premiums or discounts for lack of marketability and whether the valuation method is used for other purposes that have a material economic effect on the Company, its stockholders or its creditors.

2.26.           “Grant Date” means the date on which an Award is granted, which date may be specified in advance by the Committee.

2.27.           “Grantee” means an Eligible Person who has been granted an Award.

2.28.           “Incentive Stock Option” means an option to purchase Shares that is granted under Section 6 and that is intended to meet the requirements of Code Section 422.

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2.29.           “including” or “includes” means “including, but not limited to,” or “includes, but is not limited to,” respectively.

2.30.           “Non-Qualified Stock Option” means an option to purchase Shares that is granted under Section 6 and that is not intended to be an Incentive Stock Option.

2.31.           “Option” means an Incentive Stock Option or Non-Qualified Stock Option.

2.32.           “Option Price” means the price at which a Share may be purchased by a Grantee pursuant to an Option.

2.33.           “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including, to the extent applicable, the special provision for options thereunder).

2.34.           “Performance Goal” means the objective and/or subjective criteria determined by the Committee, the degree of attainment of which will affect (a) in the case of an Award other than an Annual Incentive Award, the amount of the Award the Grantee is entitled to receive or retain, and (b) in the case of an Annual Incentive Award, the portion of the individual’s Bonus Opportunity potentially payable as an Annual Incentive Award. Performance Goals may contain threshold, target and maximum levels of achievement and, to the extent the Committee intends an Award (other than an Option, but including an Annual Incentive Award) to comply with the Performance-Based Exception, the Performance Goals shall be chosen from among the Performance Measures set forth in Section 4.4(a).

2.35.           “Performance Measure” has the meaning set forth in Section 4.4(a).

2.36.           “Performance Period” means that period established by the Committee at the time any Performance Unit is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

2.37.           “Performance Unit” means any grant pursuant to Section 11 of (a) a bonus consisting of cash or other property the amount and value of which, and/or the receipt of which, is conditioned upon the attainment of any Performance Goals specified by the Committee, or (b) a unit valued by reference to a designated amount of property other than Shares.

2.38.           “Person” means any individual, sole proprietorship, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.39.           “Plan” has the meaning set forth in Section 1.1 and also includes any appendices and amendments hereto.

2.40.           “Restricted Stock” means any Share issued as an Award under the Plan that is subject to Restrictions.

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2.41.           “Restricted Stock Unit” or “RSU” means the right granted as an Award under the Plan to receive a Share, conditioned on the satisfaction of Restrictions imposed by the Committee.

2.42.           “Restrictions” means any restriction on a Grantee’s free enjoyment of the Shares or other rights underlying Awards, including (a) a restriction that the Grantee or other holder may not sell, transfer, pledge, or assign a Share or right, and (b) such other restrictions as the Committee may impose in the Award Agreement (including any restriction on the right to vote such Share and the right to receive any dividends). Restrictions may be based upon the passage of time, the satisfaction of performance criteria and/or the occurrence of one or more events or conditions, and shall lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Committee shall specify. Awards subject to a Restriction shall be forfeited if the Restriction does not lapse prior to such date, the occurrence of such event or the satisfaction of such other criteria as the Committee shall determine.

2.43.           “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.44.           “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.45.           “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.46.           “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.47.           “Settlement Date” means the payment date for Restricted Stock Units or Deferred Stock, as set forth in Section 9.3(b) or Section 10.4(c), as applicable.

2.48.           “Share” means a share of Common Stock.

2.49.           “Stock Appreciation Right” or “SAR” means a right granted as an Award under the Plan to receive, as of the date specified in the Award Agreement, an amount equal to the number of Shares with respect to which the SAR is exercised, multiplied by the excess of (a) the Fair Market Value of one Share on the Exercise Date over (b) the Strike Price.

2.50.           “Strike Price” means the per-Share price used as the baseline measure for the value of a SAR, as specified in the applicable Award Agreement.

2.51.           “Subsidiary” means any Person that directly, or through one (1) or more intermediaries, is controlled by the Company and that would be treated as part of a single controlled group of corporations with the Company under Code Sections 414(b) and 414(c) if the language “at least 50 percent” is used instead of “at least 80 percent” each place it appears in Code Sections 1563(a)(1), (2) and (3) and Treasury Regulations 1.414(c)-2.

2.52.           “Substitute Award” has the meaning set forth in Section 5.6.

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2.53.           “Term” means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled.

2.54.           “Termination of Service” means: (a) with respect to awards other than Deferred Compensation Awards, the first day on which (i) an individual is for any reason no longer providing services to an Employer as an officer, employee, director or consultant or (ii) with respect to an individual who is an officer, employee or consultant to a Subsidiary, such entity ceases to be a Subsidiary of the Company and such individual is no longer providing services to the Company or another Subsidiary; provided, however, that the Committee shall have the discretion to determine when a Grantee who terminates services as an employee, but continues to provide services in the capacity of an officer, consultant or director immediately following such termination, has incurred a Termination of Service; or (b) with respect to Deferred Compensation Awards, a “separation from service” (within the meaning of Treasury Regulations Section 1.409A-1(h) occurs).

2.55.           “Year” means the calendar year.

Section 3.
Administration

3.1.           Committee.

(a)           Subject to Section 3.2, the Plan shall be administered by the Compensation Committee of the Board, unless otherwise determined by the Board (the “Committee”). The members of the Committee shall be appointed by the Board from time to time and may be removed by the Board from time to time. To the extent the Board considers it desirable to comply with Rule 16b-3 and/or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom shall (i) be Section 16 Non-Employee Directors and/or (ii) qualify as “outside directors” within the meaning of Code Section 162(m), as applicable. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

(b)           Subject to Section 4.4(c), the Committee may delegate, to the fullest extent permitted under applicable law, to the executive officers of the Company any or all of the authority of the Committee with respect to the grant of Awards to Grantees, other than Grantees who are executive officers, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.  In addition, with respect to plan administration issues (and not with respect to issues directly related to Awards), to the fullest extent permitted by Delaware General Corporation Law, other federal or state law or regulation, or any stock exchange or automated quotation system on which the Shares may then be listed or quoted, the Committee may delegate to the Company or any officer thereof any or all of the authority of the Committee.  When the authority of the Committee has been properly delegated pursuant to this Section3.1(b), reference to the “Committee” herein shall be deemed to be references to such delegate (except where the context clearly indicates otherwise).

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3.2.           Powers of the Committee. Subject to and consistent with the provisions of the Plan, the Committee shall have full power and authority and sole discretion as follows:

(a)           to determine when, to whom (i.e., what Eligible Persons) and in what types and amounts Awards should be granted;

(b)           to grant Awards to Eligible Persons in any number, and to determine the terms and conditions applicable to each Award, including (in each case, based on such considerations as the Committee shall determine) conditions intended to comply with Code Section 409A, the number of Shares or the amount of cash or other property to which an Award will relate, any Option Price or Strike Price, grant price or purchase price, any limitation or Restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictive covenants, restrictions on exercisability or transferability, any Performance Goals, including those relating to the Company and/or a Subsidiary and/or any division thereof and/or an individual, and/or vesting based on the passage of time, satisfaction of performance criteria or the occurrence of one or more events or conditions;

(c)           to determine the benefit (including any Bonus Opportunity) payable under any Award and to determine whether any performance, vesting or transfer conditions, including Performance Measures or Performance Goals, have been satisfied;

(d)           to determine whether or not specific Awards shall be granted in connection with other specific Awards;

(e)           to determine the Term of an Award, as applicable;

(f)           to determine the amount, if any, that a Grantee shall pay for Restricted Stock, whether to permit or require the payment of cash dividends thereon to be paid and/or deferred, and the terms related thereto, when Restricted Stock (including Restricted Stock acquired upon the exercise of an Option) shall be forfeited and whether such Shares shall be held in escrow or other custodial arrangement;

(g)           to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time or to extend the period subsequent to the Termination of Service within which an Award may continue to vest and/or be exercised;

(h)           to determine with respect to Awards granted to Eligible Persons, whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (for purposes of limiting loss of deductions pursuant to Code Section 162(m) or otherwise) and to provide for the payment of interest or other rate of return determined with reference to a predetermined actual investment or independently set interest rate, or with respect to other bases permitted under Code Section 162(m), Code Section 409A or otherwise, for the period between the date of exercise and the date of payment or settlement of the Award;

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(i)           to determine whether a Grantee has a Disability;

(j)           to determine whether and under what circumstances a Grantee has incurred a Termination of Service (e.g., whether Termination of Service was for Cause);

(k)           to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l)           without the consent of the Grantee, to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or non-recurring events (including events described in Section 4.2) affecting an Employer or the financial statements of an Employer, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

(m)           to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(n)           to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee (except as provided in this Section 3.2(n), and Sections 5.5 and 15.2), to amend any such Award Agreement at any time; provided, however, that the consent of the Grantee shall not be required for any amendment (i) that does not adversely affect the rights of the Grantee, (ii) that is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new law or regulation, or a change in an existing law or regulation or interpretation thereof, (iii) to the extent the Award Agreement specifically permits amendment without consent, or (iv) to the extent such amendment is a termination that is intended to comply with Treasury Regulations Section 1.409A-3(j)(4)(ix);

(o)           to make such adjustments or modifications to Awards to Grantees who are working outside the United States as are advisable to fulfill the purposes of the Plan or to comply with applicable local law and to establish sub-plans for Eligible Persons outside the United States with such provisions as are consistent with the principles of the Plan (but in compliance with local law) as may be suitable in other jurisdictions;

(p)           to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards that may from time to time be exercised by a Grantee and requiring the Grantee to enter into restrictive covenants;

(q)           to correct any defect, supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, any rules and regulations adopted hereunder, Award Agreements or any other instrument entered into or relating to an Award under the Plan; and

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(r)           to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations, including factual determinations, as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Subsidiaries, any Grantee, any Eligible Person, any Person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

All determinations of the Committee shall be made by a majority of its members; provided, however, that any determination affecting any Awards made or to be made to a member of the Committee may, at the Board’s election, be made by the Board.

Section 4.
Shares Subject to the Plan and Adjustments

4.1.           Number of Shares Available for Grants.

(a)           Subject to adjustment as provided in Section 4.2, the aggregate number of Shares which may be delivered under the Plan shall not exceed 3,000,000 Shares (the “Available Shares”). For purposes of this Section 4.1(a), (i) each Share underlying an Option or SAR shall reduce the number of Shares remaining available for delivery under the Plan (the “Remaining Available Shares”) by one (1) Share (provided, that an SAR that, by its terms, from and after the Grant Date thereof, is payable only in cash shall not reduce the number of Remaining Available Shares); and (ii) each Share delivered pursuant to an Award or Substitute Award (other than Shares delivered pursuant to an Award that reduced the number of Remaining Available Shares pursuant to clause (i) of this sentence) shall reduce the Remaining Available Shares by 1 Share.  If all or a portion of an Award is forfeited or otherwise terminates without the delivery of Shares (or Shares are returned to the Company in connection with such forfeiture or termination), the Shares underlying such Award (or portion thereof), or the Shares forfeited in connection with such Award (or portion thereof), shall again be considered Remaining Available Shares for purposes of the Plan; provided, that with respect to the forfeiture or termination of all or a portion of an Award other than an Option or SAR, the number of Remaining Available Shares shall be increased by 1 Share for each Share under such Award which is forfeited or terminated.  For the avoidance of doubt, Shares used to satisfy tax withholding obligations shall not again be considered Remaining Available Shares.  If any Award is settled in cash, the Shares subject to such Award that are not delivered shall again be considered Remaining Available Shares for purposes of the Plan to the extent (and in the amount) that the number of Remaining Available Shares was previously reduced as a result of the grant of such Award.

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(b)           The Committee shall from time to time determine the appropriate methodology for calculating the number of Shares that have been delivered pursuant to the Plan. Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

(c)           The maximum number of shares of Common Stock that may be issued under the Plan in this Section 4.1 shall not be affected by (i) the cash payment of dividends or Dividend Equivalents in connection with outstanding Awards; or (ii) any Shares required to satisfy Substitute Awards.

4.2.           Adjustments in Authorized Shares and Awards.

(a)           In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other securities or property), stock split or combination, forward or reverse merger, reorganization, subdivision, consolidation or reduction of capital, recapitalization, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:  (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (iv) the number and kind of Shares of outstanding Restricted Stock or relating to any other outstanding Award in connection with which Shares are subject, and (v) the number of Shares with respect to which Awards may be granted to a Grantee; provided, however, that, in each case, with respect to Awards of Incentive Stock Options intended to continue to qualify as Incentive Stock Options after such adjustment, no such adjustment shall be authorized to the extent that such adjustment would cause the Incentive Stock Option to fail to continue to qualify under Code Section 424(a); provided, further, that unless determined otherwise by the Committee, the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b)           Notwithstanding Section 4.2(a), any adjustments made pursuant to Section 4.2(a) shall be made in such a manner as to ensure that, after such adjustment, Awards continue not to be non-qualified deferred compensation subject to Code Section 409A (or if such Awards are already subject to Code Section 409A, so as not to give rise to adverse tax consequences thereunder.)

4.3.           Compliance With Code Section 162(m).

(a)           Section 162(m) Compliance. To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, Sections 4.3 and 4.4 shall apply. In the event that changes are made to Code Section 162(m) to permit flexibility with respect to any Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

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(b)           Annual Individual Limitations. No Grantee may be granted Awards for Options or SARs with respect to a number of Shares in any one (1) Year exceeding 500,000 Shares. No Grantee may be granted Awards for Restricted Stock, Deferred Stock, Restricted Stock Units or Performance Units (or any other Award, other than Options or SARs, that is determined by reference to the value of Shares or appreciation in the value of Shares) with respect to a number of Shares in any one (1) Year exceeding 500,000 Shares. If an Award denominated in Shares is cancelled, the Shares subject to the cancelled Award continue to count against the maximum number of Shares that may be granted to a Grantee in any Year. All Shares specified in this Section 4.3(b) shall be adjusted to the extent necessary to reflect adjustments to Shares required by Section 4.2. No Grantee may be granted a cash Award that would have a maximum payout, during any Year, exceeding $2,000,000. No Grantee may be granted a cash Award for a Performance Period of more than one (1) Year that would have a maximum payout, during the Performance Period, that would exceed $6,000,000; provided that no such Performance Period shall exceed three (3) consecutive Years.

4.4.           Performance Based Exception Under Code Section 162(m).

(a)           Performance Measures. Subject to Section 4.4(d), unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general Performance Measures set forth in this Section 4.4(a), for Awards (other than Options and SARs) designed to qualify for the Performance-Based Exception, the objective performance criteria shall be based upon one or more of the following (each, a “Performance Measure”):

(i)      Earnings (either in the aggregate or on a per-Share basis);

(ii)     Net income or loss (either in the aggregate or on a per-Share basis);

(iii)    Operating profit;

(iv)    Earnings before any or all of interest, tax, depreciation or amortization (actual and adjusted and either in the aggregate or on a per-Share basis);

(v)     Growth or rate of growth in cash flow;

(vi)    Cash flow provided by operations (either in the aggregate or on a per-Share basis);

(vii)   Free cash flow (either in the aggregate on a per-Share basis);

(viii)  Costs;

(ix)     Gross or net revenues;

(x)      Reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business segments;

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(xi)     Operating and maintenance cost management and employee productivity;

(xii)    Share price or total stockholder return (including return on assets, investments, equity, or sales);

(xiii)   Return on assets, equity, or sales;

(xiv)   Growth or rate of growth in return measures;

(xv)    Share price (including growth measures and total stockholder return or attainment by Common Stock of a specified value for a specified period of time);

(xvi)   Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets and goals relating to acquisitions or divestitures;

(xvii)  Achievement of business or operational goals such as market share and/or business development;

(xviii) Debt ratings, debt leverage and debt service;

(xix)    Attainment of research and development milestones;

(xx)     Licensing of products or assets;

(xxi)    Financings;

(xxii)   Acquisitions and disposals of assets;

(xxiii)  Approval, commercialization or patent of products or compounds;

(xxiv)  Time to market; and

(xxv)   Other objective criteria as the Committee or the Executive Officers of the Company may determine from time to time.

provided, however, that applicable Performance Measures may be applied on a pre- or post-tax basis; provided, further, that the Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other Awards, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, non-recurring gain or loss.

(b)           Flexibility in Setting Performance Measures. For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Code Section 162(m). The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Subsidiaries, and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

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(c)           Adjustments. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Goals; provided, however, that Awards designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

(d)           Changes to Performance Measures. In the event that applicable laws, rules or regulations change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Section 5.
Eligibility and General Conditions of Awards

5.1.           Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

5.2.           Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3.           General Terms and Termination of Service. Except as provided in an Award Agreement or as otherwise provided below in this Section 5.3, all Options or SARs that have not been exercised, or any other Awards that remain subject to Restrictions or that are not otherwise vested or exercisable, at the time of a Termination of Service shall be cancelled and forfeited to the Company. Any Restricted Stock that is forfeited by the Grantee upon Termination of Service shall be reacquired by the Company, and the Grantee shall sign any document and take any other action required to assign such Shares back to the Company.

(a)           Options and SARs. Except as otherwise provided in an Award Agreement:

(i)           If the Grantee incurs a Termination of Service due to his or her death or Disability, the Options or SARs shall become fully vested and exercisable at the time of such Termination of Service, and such Options or SARs shall remain exercisable for a period of one (1) year from the date of such Termination of Service (but not beyond the original Term). To the extent the Options or SARs are not exercised at the end of such one (1) year period, the Options or SARs shall be immediately cancelled and forfeited to the Company.

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(ii)           If the Grantee either incurs a Termination of Service which is voluntary on the part of the Grantee (and not due to such Grantee’s death or Disability), the Options and SARs may thereafter be exercised, to the extent they were vested and exercisable at the time of such Termination of Service, for a period of thirty (30) days from the date of such Termination of Service (but not beyond the original Term). To the extent the Options or SARs are not exercised at the end of such thirty (30) day period, the Options or SARs shall be immediately cancelled and forfeited to the Company. To the extent the Options and SARs are not vested and exercisable on the date of such Termination of Service, they shall be immediately cancelled and forfeited to the Company.

(iii)           If the Grantee either incurs a Termination of Service by an Employer without Cause, the Options and SARs may thereafter be exercised, to the extent they were vested and exercisable at the time of such Termination of Service, for a period of ninety (90) days from the date of such Termination of Service (but not beyond the original Term). To the extent the Options or SARs are not exercised at the end of such ninety (90) day period, the Options or SARs shall be immediately cancelled and forfeited to the Company. To the extent the Options and SARs are not vested and exercisable on the date of such Termination of Service, they shall be immediately cancelled and forfeited to the Company.

(iv)           If the Grantee incurs a Termination of Service for Cause, all unexercised Options and SARs (whether vested or unvested) shall be immediately canceled and forfeited to the Company.

(b)           Restricted Stock. Except as otherwise provided in an Award Agreement:

(i)          If Termination of Service occurs by reason of the Grantee’s death or Disability, such Grantee’s Restricted Stock shall become immediately vested and no longer subject to Restrictions.

(ii)          If Termination of Service occurs for any reason other than the Grantee’s death or Disability while the Grantee’s Restricted Stock is subject to a Restriction(s), all of such Grantee’s Restricted Stock that is unvested or still subject to Restrictions shall be forfeited by the Grantee.

(c)           Dividend Equivalents. If Dividend Equivalents have been credited with respect to any Award and such Award (in whole or in part) is forfeited, all Dividend Equivalents issued in connection with such forfeited Award (or portion of an Award) shall also be forfeited to the Company.

(d)           Waiver. Notwithstanding anything to the contrary in the Plan, the Committee may in its sole discretion as to all or part of any Award, at the time the Award is granted or thereafter, (i) determine that Awards shall become exercisable or vested, or Restrictions shall lapse, (ii) determine that Awards shall continue to become exercisable or vested in full or in installments, or Restrictions shall continue to lapse, after a Termination of Service, (iii) extend the period for exercise of Options or SARs following a Termination of Service (but not beyond the original Term), or (iv) provide that any Award shall, in whole or in part, not be forfeited upon such Termination of Service.

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5.4.           Non-transferability of Awards.

(a)           Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative.

(b)           Except as set forth in an Award Agreement or as determined by the Committee, no Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, however, that the designation of a Beneficiary to receive benefits in the event of the Grantee’s death, or a transfer by the Grantee to the Company with respect to Restricted Stock, shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance for purposes of this Section 5.4(b). If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a Beneficiary or Beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, Beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(c)           Nothing herein shall be construed as requiring the Committee to honor the order of a domestic relations court regarding an Award, except to the extent required under applicable law.

5.5.           Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexercised or unsettled Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan, or is in violation of any restrictive covenant or other agreement with an Employer.

5.6.           Substitute Awards. The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate under the circumstances, grant Substitute Awards under the Plan. For purposes of this Section 5.6, “Substitute Award” means an Award granted under the Plan in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current and former officers, employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger, consolidation or combination of the employing corporation or other entity (the “Acquired Entity”) with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the Acquired Entity immediately prior to such merger, consolidation, acquisition or combination in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve such preservation of economic value.

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5.7.           Exercise by Non-Grantee. If any Award is exercised as permitted by the Plan by any Person other than the Grantee, the exercise notice shall be accompanied by such documentation as may reasonably be required by the Committee, including, without limitation, evidence of authority of such Person or Persons to exercise the Award and, if the Committee so specifies, evidence satisfactory to the Company that any estate taxes payable with respect to such Shares have been paid or provided for.

5.8.           No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

Section 6.
Stock Options

6.1.           Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2.           Award Agreement. Each Option grant shall be evidenced by an Award Agreement in such form as the Committee may approve that shall specify the Grant Date, the Option Price, the Term (which shall be ten (10) years from its Grant Date unless the Committee otherwise specifies a shorter period in the Award Agreement), the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions (including Restrictions) not inconsistent with the provisions of the Plan as the Committee shall determine.

6.3.           Option Price. The Option Price under an Option shall be determined by the Committee; provided, however, that the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. Subject to the adjustment allowed in Section 4.2, or as otherwise permissible under this Section 6.3, neither the Committee nor the Board shall have the authority or discretion to change the Option Price of any outstanding Option. Without the approval of stockholders, neither the Committee nor the Board will amend or replace previously granted Options or SARs in a transaction that constitutes “repricing,” which for this purpose means any of the following or any action that has the same effect:  (a) lowering the Option Price of an Option or the Strike Price of a SAR after it is granted; (b) any other action that is treated as a “repricing” under generally accepted accounting principles; (c) cancelling an Option or SAR at a time when its Option Price or Strike Price (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Award, other equity, cash or other property; provided, however, that the foregoing transactions shall not be deemed a “repricing” if done pursuant to an adjustment authorized under Section 4.2.

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6.4.           Vesting. Unless otherwise specified in the applicable Award Agreement, Section 5.3(a), or Section 14, the Options shall become vested and exercisable pro rata, on a quarterly basis, during the three years following the Grant Date.

6.5.           Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may, in its discretion, designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a)           shall be granted only to an employee of the Company or a Subsidiary Corporation (as defined below in this Section 6.5);

(b)           shall have an Option Price of not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “10% Owner”), have an Option Price not less than one hundred ten percent (110%) of the Fair Market Value of a Share on its Grant Date;

(c)           shall have a Term of not more than ten (10) years (five (5) years if the Grantee is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d)           shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other equity incentive plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any Year (“Current Grant”), determined in accordance with the provisions of Code Section 422, which exceeds $100,000 (the “$100,000 Limit”);

(e)           shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a Year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate Non-Qualified Stock Option at such date or dates as are provided in the Current Grant;

(f)           shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”), within ten (10) days of such a Disqualifying Disposition;

(g)           shall, by its terms, not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a Beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

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(h)           shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Code Section 422 for an Incentive Stock Option, be treated for all purposes of the Plan as a Non-Qualified Stock Option.

For purposes of this Section 6.5, “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Notwithstanding the foregoing and Sections 3.2(n) and 15.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.6.           Exercise and Payment.

(a)           Except as may otherwise be provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice (“Notice”) to the Company setting forth the number of Shares to be exercised, accompanied by full payment (including any applicable tax withholding) for the Shares made by any one or more of the following means on the Exercise Date (or such other date as may be permitted in writing by the Secretary of the Company):

(i)           cash, personal check, money order, cashier’s check, or wire transfer;

(ii)           with the approval of the Committee, Shares or Shares of Restricted Stock valued at the Fair Market Value of a Share on the Exercise Date; or

(iii)           subject to applicable law and the Company’s policies, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of applicable withholding taxes payable by Grantee by reason of such exercise.

(b)           The Committee may, in its discretion, specify that, if any Shares of Restricted Stock (“Tendered Restricted Shares”) are used to pay the Option Price, (i) all the Shares acquired on exercise of the Option shall be subject to the same Restrictions as the Tendered Restricted Shares, determined as of the Exercise Date, or (ii) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same Restrictions as the Tendered Restricted Shares, determined as of the Exercise Date.

(c)           If the Option is exercised as permitted by the Plan by any Person other than the Grantee, the Notice shall be accompanied by documentation as may reasonably be required by the Company, including evidence of authority of such Person or Persons to exercise the Option.

(d)           At the time a Grantee exercises an Option or to the extent provided by the Committee in the applicable Award Agreement, in lieu of accepting payment of the Option Price of the Option and delivering the number of Shares of Common Stock for which the Option is being exercised, the Committee may direct that the Company either (i) pay the Grantee a cash amount, or (ii) issue a lesser number of Shares of Common Stock, in any such case, having a Fair Market Value on the Exercise Date equal to the amount, if any, by which the aggregate Fair Market Value (or such other amount as may be specified in the applicable Award Agreement, in the case of an exercise occurring concurrent with a Change in Control) of the Shares of Common Stock as to which the Option is being exercised exceeds the aggregate Option Price for such Shares, based on such terms and conditions as the Committee shall establish.

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(e)           No payment or issuance of Shares in respect of an exercised Options shall be made unless applicable tax withholding requirements have been satisfied in accordance with Section 17.1 or otherwise.

Section 7.
Stock Appreciation Rights

7.1.           Grant of SARs. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person on a standalone basis or in tandem with an Option. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2.           Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall specify the Grant Date, the Strike Price, the Term (which shall be ten (10) years from its Grant Date unless the Committee otherwise specifies a shorter period in the Award Agreement), the number of Shares to which the SAR pertains, the time or times at which such SAR shall be exercisable and such other provisions (including Restrictions) not inconsistent with the provisions of the Plan as shall be determined by the Committee.

7.3.           Strike Price. The Strike Price of a SAR shall be determined by the Committee in its sole discretion; provided, however, that the Strike Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of the SAR. Subject to the adjustment allowed in Section 4.2, or as otherwise permissible under Section 6.3, neither the Committee nor the Board shall have the authority or discretion to change the Strike Price of any outstanding SAR.

7.4.           Vesting. Unless otherwise specified in the applicable Award Agreement, Section 5.3(a), or Section 14, the SARs shall become vested and exercisable pro rata, on a quarterly basis, during the three years following the Grant Date.

7.5.           Exercise and Payment. Except as may otherwise be provided by the Committee in an Award Agreement, SARs shall be exercised by the delivery of a Notice to the Company, setting forth the number of Shares with respect to which the SAR is to be exercised. No payment of a SAR shall be made unless applicable tax withholding requirements have been satisfied in accordance with Section 17.1 or otherwise. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

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7.6.           Grant Limitations. The Committee may at any time impose any other limitations or Restrictions upon the exercise of SARs that it deems necessary or desirable in order to achieve desirable tax results for the Grantee or the Company.

Section 8.
Restricted Stock

8.1.           Grant of Restricted Stock. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Eligible Person in such amounts as the Committee shall determine.

8.2.           Award Agreement. Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Stock Award, and such other provisions not inconsistent with the provisions of the Plan as the Committee shall determine. The Committee may impose such Restrictions on any Award of Restricted Stock as it deems appropriate, including time-based Restrictions, Restrictions based upon the achievement of specific Performance Goals, Restrictions based on the occurrence of a specified event, Restrictions under applicable laws or pursuant to a regulatory entity with authority over the Company or a Subsidiary, and/or a combination of any of the foregoing.

8.3.           Consideration for Restricted Stock. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Stock.

8.4.           Vesting. Unless otherwise specified in the applicable Award Agreement, Section 5.3(b), or Section 14, each Restricted Stock Award shall become vested and exercisable pro rata, on a quarterly basis, during the three years following the Grant Date.  For purposes of calculating the number of Shares of Restricted Stock that vest as set forth herein, unless determined otherwise by the Committee, Share amounts shall be rounded to the nearest whole Share amount, unless otherwise specified in the applicable Award Agreement.

8.5.           Effect of Forfeiture. If Restricted Stock is forfeited, and if the Grantee was required to pay for such Shares of Restricted Stock or acquired such Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Stock to the Company at a price equal to the lesser of (a) the amount paid by the Grantee for such Restricted Stock or the Option Price, as applicable, and (b) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as administratively practical following the forfeiture of Restricted Stock. Such Restricted Stock shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Stock.

8.6.           Escrow; Legends. The Committee may provide that the certificates for any Restricted Stock (a) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Stock becomes non-forfeitable or vested and transferable, or is forfeited and/or (b) shall bear an appropriate legend restricting the transfer of such Restricted Stock under the Plan. If any Restricted Stock becomes non-forfeitable or vested and transferable, the Company shall cause certificates for such Shares to be delivered without such legend or shall cause a release of restrictions on a book entry account maintained by the Company’s transfer agent.

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8.7.           Stockholder Rights in Restricted Stock. Restricted Stock, whether held by a Grantee or in escrow or other custodial arrangement by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Stock, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Shares of Restricted Stock. Stock dividends and deferred cash dividends issued with respect to Restricted Stock shall be subject to the same Restrictions and other terms (including forfeiture) as apply to the Shares of Restricted Stock with respect to which such dividends are issued. The Committee may, in its discretion, provide for payment of interest on deferred cash dividends.

Section 9.
Restricted Stock Units

9.1.           Grant of Restricted Stock Units. Subject to and consistent with the provisions of the Plan and applicable requirements of Code Sections 409A(a)(2), (3) and (4), the Committee, at any time and from time to time, may grant Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. A Grantee shall have no stockholder voting rights with respect to Restricted Stock Units.

9.2.           Award Agreement. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Stock Units granted, and such other provisions not inconsistent with the Plan or Code Section 409A as the Committee shall determine. The Committee may impose such Restrictions on Restricted Stock Units as it deems appropriate, including time-based Restrictions, Restrictions based on the achievement of specific Performance Goals, Restrictions based on the occurrence of a specified event, restrictions under securities laws or pursuant to a regulatory entity with authority over the Company or a Subsidiary, and/or a combination of any of the above.

9.3.           Crediting Restricted Stock Units. The Company shall establish an account (“RSU Account”) on its books for each Eligible Person who receives a grant of Restricted Stock Units. Restricted Stock Units shall be credited to the Grantee’s RSU Account as of the Grant Date of such Restricted Stock Units. RSU Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to RSU Accounts. The obligation to make distributions of securities or other amounts credited to RSU Accounts shall be an unfunded, unsecured obligation of the Company.

(a)           Crediting of Dividend Equivalents. Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to RSU Accounts on all Restricted Stock Units credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the RSU Account in the form of additional Restricted Stock Units in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share on the payment date of such dividend or distribution.

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(b)           Settlement of RSU Accounts. Except as otherwise provide in an Award Agreement, the Company shall settle an RSU Account by delivering to the holder thereof (which may be the Grantee or his or her Beneficiary, as applicable) a number of Shares equal to the whole number of Shares underlying the Restricted Stock Units then credited to the Grantee’s RSU Account (or a specified portion in the event of any partial settlement); provided, however, that, unless otherwise determined by the Committee, any fractional Shares underlying Restricted Stock Units remaining in the RSU Account on the Settlement Date shall either be forfeited or distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Restricted Stock Unit, as determined by the Committee. Unless otherwise provided in an Award Agreement, the Settlement Date for all Restricted Stock Units credited to a Grantee’s RSU Account shall be as soon as administratively practical following the date when Restrictions applicable to an Award of Restricted Stock Units have lapsed, but in no event shall such Settlement Date be later than March 15 of the Year following the Year in which the Restrictions applicable to an Award of Restricted Stock Units have lapsed. Unless otherwise provided in an Award Agreement, in the event of a Grantee’s Termination of Service prior to the lapse of such Restrictions, such Grantee’s Restricted Stock Units shall be immediately cancelled and forfeited to the Company.

Section 10.
Deferred Stock

10.1.           Grant of Deferred Stock. Subject to and consistent with the provisions of the Plan and applicable requirements of Code Sections 409A(a)(2), (3), and (4), the Committee, at any time and from time to time, may grant Deferred Stock to any Eligible Person in such number, and upon such terms, as the Committee, at any time and from time to time, shall determine (including, to the extent allowed by the Committee, grants at the election of a Grantee to convert Shares to be acquired upon lapse of Restrictions on Restricted Stock or Restricted Stock Units into such Deferred Stock). A Grantee shall have no voting rights in Deferred Stock.

10.2.           Award Agreement. Each grant of Deferred Stock shall be evidenced by an Award Agreement that shall specify the number of Shares underlying the Deferred Stock subject to an Award, the Settlement Date such Shares of Deferred Stock shall be settled and such other provisions as the Committee shall determine that are in accordance with the Plan and Code Section 409A.

10.3.           Deferred Stock Elections.

(a)           Making of Deferral Elections. If and to the extent permitted by the Committee, an Eligible Person may elect (a “Deferral Election”) at such times and in accordance with rules and procedures adopted by the Committee (which shall comport with Code Section 409A), to receive all or any portion of his salary, bonus and/or cash retainer (in the case of a director) (including any cash or Share Award, other than Options or SARs) either in the form of a number of shares of Deferred Stock equal to the quotient of the amount of salary, bonus and/or cash retainer or other permissible Award to be paid in the form of Deferred Stock divided by the Fair Market Value of a Share on the date such salary, bonus, cash retainer or other such Award would otherwise be paid in cash or distributed in Shares or pursuant to such other terms and conditions as the Committee may determine. The Grant Date for an Award of Deferred Stock made pursuant to a Deferral Election shall be the date the deferrable amount subject to a Deferral Election would otherwise have been paid to the Grantee in cash or Shares.

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(b)           Timing of Deferral Elections. An initial Deferral Election must be filed with the Company (pursuant to procedures established by the Committee) no later than December 31 of the Year preceding the Year in which the amounts subject to the Deferral Election would otherwise be earned, subject to such restrictions and advance filing requirements as the Company may impose. A Deferral Election shall be irrevocable as of the filing deadline, unless the Company has specified an earlier time at which it shall be irrevocable. Each Deferral Election shall remain in effect with respect to subsequently earned amounts unless the Eligible Person revokes or changes such Deferral Election. Any such revocation or change shall have prospective application only and must be made at a time at which a subsequent Deferral Election is permitted.  Notwithstanding the foregoing, if any individual first becomes eligible to participate in the Plan during a Year, the initial Deferral Election for such individual shall comply with the requirements of 1.409A-2(a)(7).

(c)           Subsequent Deferral Elections. A Deferral Election (other than an initial Deferral Election) made with respect to a Deferred Compensation Award must meet the timing requirements for a subsequent deferral election as specified in Treasury Regulations Section 1.409A-2(b).

10.4.           Deferral Account.

(a)           Establishment of Deferral Accounts. The Company shall establish an account (“Deferral Account”) on its books for each Eligible Person who receives a grant of Deferred Stock or makes a Deferral Election. Deferred Stock shall be credited to the Grantee’s Deferral Account as of the Grant Date of such Deferred Stock. Deferral Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to Deferral Accounts. The obligation to make distributions of securities or other amounts credited to Deferral Accounts shall be an unfunded, unsecured obligation of the Company.

(b)           Crediting of Dividend Equivalents. Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to Deferral Accounts on all Deferred Stock credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the Deferral Account in the form of additional Deferred Stock in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of such dividend or distribution.

(c)           Settlement of Deferral Accounts. The Company shall settle a Deferral Account by delivering to the holder thereof (which may be the Grantee or his or her Beneficiary, as applicable) a number of Shares equal to the number of Shares of Deferred Stock then credited to the Grantee’s Deferral Account (or a specified portion in the event of any partial settlement); provided, however, unless otherwise determined by the Committee, that any fractional Shares of Deferred Stock remaining in the Deferral Account on the Settlement Date shall either be forfeited or distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Share, as determined by the Committee. The Settlement Date for all Deferred Stock credited in a Grantee’s Deferral Account shall be determined in accordance with Code Section 409A and shall be specified in the applicable Award Agreement or Deferral Election. The Settlement Date for Deferred Stock, as may be permitted by the Committee in its discretion and as specified in the Award Agreement or Deferral Election, is limited to one or more of the following events:  (i) a specified date within the meaning of Treasury Regulations Section 1.409A-3(i)(1), (ii) a Change in Control, (iii) the Grantee’s Termination of Service, (iv) the Grantee’s death, (v) the Grantee’s Disability, or (vi) an “unforeseeable emergency” of the Grantee (or his or her dependent) as provided in Treasury Regulations Section 1.409A-3(i)(3).

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Section 11.
Performance Units

11.1.           Grant of Performance Units. Subject to and consistent with the provisions of the Plan, Performance Units may be granted to any Eligible Person in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Performance Units shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall contain such terms and conditions not inconsistent with the provisions of the Plan as shall be determined by the Committee.

11.2.           Value/Performance Goals. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met during a Performance Period, will determine the number or value of Performance Units that will be paid to the Grantee at the end of the Performance Period. Each Performance Unit shall have an initial or target value that is established by the Committee at the time of grant. The Performance Goals for Awards of Performance Units may be set by the Committee at threshold, target and maximum performance levels with the number or value of the Performance Units payable directly correlated to the degree of attainment of the various performance levels during the Performance Period. Unless otherwise provided in an Award Agreement, no payment shall be made with respect to a Performance Unit Award if the threshold performance level is not satisfied. If Performance Goals are attained between the threshold and target performance levels or between the target and maximum performance levels, the number or value of Performance Units under such Award shall be determined by linear interpolation, unless otherwise provided in an Award Agreement. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with the Performance-Based Exception, all Performance Goals shall be based on objective Performance Measures satisfying the requirements for the Performance-Based Exception, and shall be set by the Committee within the time period prescribed by Performance-Based Exception.

11.3.           Earning of Performance Units. Except as provided in Section 13, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to payment based on the level of achievement of Performance Goals set by the Committee and as described in Section 11.2. If the Performance Unit is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the Performance Goals in writing before the Award is settled. At the discretion of the Committee, the Award Agreement may specify that an Award of Performance Units is payable in cash, Shares or Restricted Stock Units.

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11.4.           Adjustment on Change of Position. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the Performance Goals or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the Performance Goals or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the Performance Goals or the Performance Period.  For the avoidance of doubt, any adjustment pursuant to this Section 11.4 may cause an Award that would otherwise have been subject to the Performance-Based Exception to fail to be subject to the Performance-Based Exception.

Section 12.
Annual Incentive Awards

12.1.           Annual Incentive Awards. Subject to and consistent with the provisions of the Plan, Annual Incentive Awards may be granted to any Eligible Person in accordance with the provisions of this Section 12. The Committee shall designate the individuals eligible to be granted an Annual Incentive Award for a Year. Such designation shall occur within the first ninety (90) days of such Year (or for those individuals who are newly hired or enter bonus-eligible positions during a Year, within ninety (90) days of commencing employment or entering the bonus-eligible position, as applicable, but for Annual Incentive Awards intended to comply with the Performance-Based Exception, in all cases in compliance with the requirements of the Performance-Based Exception). The Committee may designate an Eligible Person as eligible for a full Year or for a period of less than a full Year. The opportunity to be granted an Annual Incentive Award shall be evidenced by an Award Agreement or in such form as the Committee may approve, which shall specify the individual’s Bonus Opportunity, the Performance Goals, and such other terms not inconsistent with the Plan as the Committee shall determine.

12.2.           Determination of Amount of Annual Incentive Awards.

(a)           Aggregate Maximum. The Committee may establish guidelines as to the maximum aggregate amount of Annual Incentive Awards payable for any Year.

(b)           Establishment of Performance Goals and Bonus Opportunities. For any Annual Incentive Award granted, the Committee shall establish Performance Goals for the Year (which may be the same or different for some or all Eligible Persons) and shall establish the threshold, target and maximum Bonus Opportunity for each Grantee for the attainment of specified threshold, target and maximum Performance Goals. Such designation shall occur within the first ninety (90) days of the Year (or for those individuals who are newly hired or enter bonus-eligible positions during a Year, within ninety (90) days of commencing employment or entering the bonus-eligible position, as applicable, but for Annual Incentive Awards intended to comply with the Performance-Based Exception, in all cases in compliance with the requirements of the Performance-Based Exception). Performance Goals and Bonus Opportunities may be weighted for different factors and measures as the Committee shall determine, and as provided under Section 4.4.

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(c)           Committee Certification and Determination of Amount of Annual Incentive Award. The Committee shall determine and certify in writing the degree of attainment of Performance Goals as soon as administratively practicable after the end of each Year but not later than ninety (90) days after the end of such Year. The Committee shall determine an individual’s maximum Annual Incentive Award based on the level of attainment of the Performance Goals (as certified by the Committee) and the individual’s Bonus Opportunity. The Committee may adjust an Annual Incentive Award as provided in Section 4.4. The determination of the Committee to reduce (or not pay) an individual’s Annual Incentive Award for a Year shall not affect the maximum Annual Incentive Award payable to any other individual. No Annual Incentive Award intended to qualify for the Performance-Based Exception shall be payable to an individual unless at least the threshold Performance Goal is attained.

(d)           Termination of Service. If a Grantee has a Termination of Service during the Year, the Committee may, in its absolute discretion and under such rules as the Committee may from time to time prescribe, authorize the payment of an Annual Incentive Award to such Grantee in accordance with the foregoing provisions of this Section 12.2 and, in the absence of such determination by the Committee, the Grantee shall receive no Annual Incentive Award for such Year; provided, however, that, to extent that an Annual Incentive Award is intended to comply with the Performance-Based Exception, the payment of such Award shall be determined based upon actual performance at the end of the Year and any payment of such Award shall be paid in accordance with Section 12.3 unless otherwise provided in the applicable Award Agreement, and in any case in a manner compliant with the Performance-Based Exception.

12.3.           Time of Payment of Annual Incentive Awards. Annual Incentive Awards shall be paid as soon as administratively practicable after the Committee determines the amount of the Award payable under Section 12 but not later than the March 15 after the end of the Year to which the Annual Incentive Award relates.

12.4.           Form of Payment of Annual Incentive Awards. An individual’s Annual Incentive Award for a Year shall be paid in cash, Shares, Restricted Stock, Options or any other form of an Award, or any combination thereof, as provided in the Award Agreement or in such form as the Committee may approve.

Section 13.
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards (other than Options and SARs), on such terms and conditions as the Committee shall determine in accordance with the Plan and Code Section 409A. Unless otherwise provided in the Award Agreement or in Section 9 and Section 10 of the Plan, Dividend Equivalents shall be paid immediately when accrued and, in no event, later than March 15 of the Year following the Year in which such Dividend Equivalents accrue. Unless otherwise provided in the Award Agreement or in Section 9 and Section 10 of the Plan, if the Grantee incurs a Termination of Service prior to the date such Dividend Equivalents accrue, the Grantee’s right to such Dividend Equivalents shall be immediately forfeited. Notwithstanding the foregoing, no Dividend Equivalents may be paid with respect to unvested Performance Units.

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Section 14.
Change in Control

14.1.           Acceleration of Vesting. Unless otherwise provided in the applicable Award Agreement, upon the occurrence of (a) an event satisfying the Section 2.9 definition of “Change in Control” with respect to a particular Award, and (b) a Grantee’s involuntary Termination of Service (other than due to Cause) or material diminution of responsibilities without such Grantee’s written consent that occurs during the twenty-four (24) month period immediately following such Change in Control event, such Award shall become vested, all Restrictions shall lapse and all Performance Goals shall be deemed to be met at target or maximum levels, as applicable; provided, however, that no payment of an Award shall be accelerated to the extent such payment would cause such Award to be subject to the adverse tax consequences under Code Section 409A. The Committee may, in its discretion, include such further provisions and limitations with respect to a Change in Control in any Award Agreement as it may deem desirable.

14.2.           Special Treatment in the Event of a Change in Control. In order to maintain the Grantee’s rights upon the occurrence of any event satisfying the Section 2.9 definition of “Change in Control” with respect to an Award, the Committee, as constituted before such event, may, in its sole discretion, as to any such Award, either at the time the Award is granted hereunder or any time thereafter:  (a) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; and/or (b) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving entity after such Change in Control. Additionally, in the event of any Change in Control with respect to unexercised Options and SARs (whether or not vested), the Committee, as constituted before such Change in Control, may, in its sole discretion (except as may be otherwise provided in the Award Agreement):  (i) cancel any outstanding unexercised Options or SARs (whether or not vested) that have an Option Price or Strike Price (as applicable) that is greater than the Change in Control Price (defined below); or (ii) cancel any outstanding unexercised Options or SARs (whether or not vested) that have an Option Price or Strike Price (as applicable) that is less than or equal to the Change in Control Price in exchange for a cash payment in an amount equal to (A) the difference between the Change in Control Price and the Option Price or Strike Price (as applicable), multiplied by (B) the total number of Shares underlying such Option or SAR that are vested and exercisable at the time of the Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem desirable. The “Change in Control Price” means the lower of (I) the Fair Market Value of a Share as of the date of the Change in Control, or (II) the price paid per Share as part of the transaction which constitutes the Change in Control.

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Section 15.
Amendments and Termination

15.1.           Amendment and Termination.

(a)           Subject to Section 15.2, the Board may at any time amend, alter, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, provided that (i) any amendment shall be subject to the approval of the Company’s stockholders if such approval is required by any federal or state law or regulation or any stock exchange or automated quotation system on which the Shares may then be listed or quoted and (ii) any Plan amendment or termination will not accelerate the timing of any payments that constitute non-qualified deferred compensation under Code Section 409A if it would result in adverse tax consequences under Code Section 409A.

(b)           Subject to Section 15.2, the Committee may amend the terms of any Award Agreement, prospectively or retroactively, in accordance with the terms of the Plan.

15.2.           Previously Granted Awards. Except as otherwise specifically provided in the Plan (including Sections 3.2(k), 3.2(n), 5.5, 15.1, this Section 15.2, and Section 18.6) or an Award Agreement, no termination, amendment or modification of the Plan shall adversely affect in any material respect any Award previously granted under the Plan or an Award Agreement without the written consent of the Grantee of such Award. Notwithstanding the foregoing, the Board or the Committee (as applicable) shall have the authority to amend the Plan and outstanding Awards to the extent necessary or advisable to account for changes in applicable law, regulations, rules or other written guidance without a Grantee’s consent.

Section 16.
Beneficiary Designation

Each Grantee under the Plan may, from time to time, name any Beneficiary or Beneficiaries (who may be named contingently or successfully) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, the Grantee’s estate shall be the Grantee’s Beneficiary.

Section 17.
Withholding

17.1.           Required Withholding.

(a)           The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or a SAR, upon the lapse of Restrictions on an Award or upon payment of any benefit or right under the Plan (the Exercise Date, the date such Restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may be required or may be permitted to elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (FICA) taxes, by one or a combination of the following methods:

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(i)           payment of an amount in cash equal to the amount to be withheld;

(ii)          requesting the Company to withhold from those Shares that would otherwise be received upon exercise of an Option or a SAR, upon the lapse of Restrictions on, or upon settlement of, any other Award, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iii)         withholding from any compensation otherwise due to the Grantee.

The tax withholding upon exercise of an Option or a SAR or in connection with the payment or settlement of any other Award to be satisfied by withholding Shares, cash or other property granted pursuant to an Award shall not exceed the minimum amount of taxes required to be withheld under federal, state and local law.  Unless the Grantee elects otherwise, then as of the Tax Date, the Company shall satisfy all withhold requirements pursuant to clause (ii) above.  Unless otherwise permitted by the Company, an election by a Grantee under this Section 17.1 is irrevocable.  Unless otherwise determined by the Company, any fractional share amount shall be reserved by the Company and used to satisfy other withholding obligations of the Grantee.  Any additional withholding not paid by the withholding or surrender of Shares must be paid in cash by the Grantee.

(b)           Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.5(f)) or an election under Code Section 83(b) shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in Section 17.1(a).

(c)           No Award shall be settled, whether in cash or in Shares, unless the applicable tax withholding requirements have been met to the satisfaction of the Committee.

17.2.           Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Stock, makes the election permitted under Code Section 83(b) to include in such Grantee’s gross income in the year of transfer the amounts specified in Code Section 83(b), then such Grantee shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b). The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Section 18.
General Provisions

18.1.           Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware, other than its law respecting choice of laws and applicable federal law.

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18.2.           Severability. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, it shall be stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

18.3.           Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

18.4.           Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required. Notwithstanding any provision of the Plan or any Award Agreement, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (or any Subsidiary) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee, the Company or a Subsidiary of any applicable law or regulation.

18.5.           Securities Law Compliance. If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any securities exchange or market upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All evidence of Share ownership delivered pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations or other requirements of the SEC, any securities exchange or market upon which Shares are then listed, and any applicable securities law. If so requested by the Company, the Grantee shall make a written representation and warranty to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company an opinion of counsel, in form and substance satisfactory to the Company, that such registration is not required.

If the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which any of the Company’s equity securities are listed, then the Committee may postpone any such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.6.           Code Section 409A. To the extent applicable and notwithstanding any other provision of the Plan, the Plan and Award Agreements hereunder shall be administered, operated and interpreted in accordance with Code Section 409A, including, without limitation, any regulations or other guidance that may be issued after the date on which the Board approves the Plan; provided, however, that, in the event that the Committee determines that any amounts payable hereunder may be taxable to a Grantee under Code Section 409A prior to the payment and/or delivery to such Grantee of such amount, the Company may (a) adopt such amendments to the Plan and related Award, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder, and/or (b) take such other actions as the Committee determines necessary or appropriate to comply with or exempt the Plan and/or Awards from the requirements of Code Section 409A. The Company and its Subsidiaries make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan, and, notwithstanding the above provisions and any agreement or understanding to the contrary, if any Award, payments or other amounts due to a Grantee (or his or her beneficiaries, as applicable) results in, or causes in any manner, the application of any adverse tax consequence under Code Section 409A or otherwise to be imposed, then the Grantee (or his or her Beneficiaries, as applicable) shall be solely liable for the payment of, and the Company and its Subsidiaries shall have no obligation or liability to pay or reimburse (either directly or otherwise) the Grantee (or his or her Beneficiaries, as applicable) for, any such adverse tax consequences. In the case of any Deferred Compensation Award (in addition to Deferred Stock), the provisions of Section 10.4 relating to permitted times of settlement shall apply to such Award. If any Deferred Compensation Award is payable to a “specified employee” (within the meaning of Treasury Regulations Section 1.409A-1(i)), then such payment, to the extent payable due to the Grantee’s Termination of Service and not otherwise exempt from Code Section 409A, shall not be paid before the date that is first day of the seventh (7th) month after the date of such Termination of Service (or, if earlier, the date of such Grantee’s death).

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18.7.           Mitigation of Excise Tax. If any payment or right accruing to a Grantee under the Plan (without the application of this Section 18.7), either alone or together with other payments or rights accruing to the Grantee from an Employer (“Total Payments”), would constitute a “parachute payment” (as defined in Code Section 280G), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Code Section 4999 or being disallowed as a deduction under Code Section 280G. The determination of whether any reduction in the rights or payments under the Plan is to apply shall be made by the Committee in good faith after consultation with the Grantee, and such determination shall be conclusive and binding on the Grantee. The Grantee shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 18.7 shall apply with respect to any person only if, after reduction for any applicable federal excise tax imposed by Code Section 4999 and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only federal income taxes.

18.8.           No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (except as provided in Section 8.7 with respect to Restricted Stock) that may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her.

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18.9.           Awards Not Taken into Account for Other Benefits. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of an Employer, except as such plan shall otherwise expressly provide, or (b) any Employment Agreement between an Employer and the Grantee, except as such agreement shall otherwise expressly provide.

18.10.           Employment Agreement Supersedes Award Agreement. In the event a Grantee is a party to an Employment Agreement with the Company or a Subsidiary that provides for vesting or extended exercisability of equity compensation Awards on terms more favorable to the Grantee than the Grantee’s Award Agreement or this Plan, the Employment Agreement shall be controlling; provided, however, that (a) if the Grantee is a Section 16 Person, any terms in the Employment Agreement requiring approval of the Board, its compensation committee, or the Company’s stockholders in order for an exemption from Section 16(b) of the Exchange Act to be available shall have been approved by the Board, its compensation committee, or the stockholders, as applicable, and (b) the Employment Agreement shall not be controlling to the extent the Grantee and Grantee’s Employer agree it shall not be controlling, and (c) an Employment Agreement or modification to an Employment Agreement shall be deemed to modify the terms of any pre-existing Award only if the terms of the Employment Agreement expressly so provide.

18.11.           Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees as it may deem desirable.

18.12.           No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Grantee or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

18.13.           No Right to Continued Employment or Awards. No employee shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award. The grant of an Award shall not be construed as giving a Grantee the right to be retained in the employ of the Company or any Subsidiary or to be retained as an officer of, director of or consultant to the Company or any Subsidiary. Further, the Company or a Subsidiary may at any time terminate the employment or service of a Grantee free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

18.14.           Military Service. Awards shall be administered in accordance with Code Section 414(u) and the Uniformed Services Employment and Reemployment Rights Act of 1994.

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18.15.           Construction. The following rules of construction will apply to the Plan:  (a) the word “or” is disjunctive but not necessarily exclusive and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine genders include the opposite gender and the neuter gender. The headings of sections and subsections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.16.           No Fractional Shares. Except as otherwise determined by the Committee, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

18.17.           Plan Document Controls
. Subject to the provisions of Section 18.10, this Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided, however, that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control.

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PROXY

RETROPHIN, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2014.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints MARTIN SHKRELI and MARC PANOFF, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Retrophin, Inc. on Friday, May 9, 2014, at the offices of the Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, NY 10022 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the election of the nominees listed for directors on the reverse side; FOR proposals 2, 4 and 5, and for THREE YEARS for proposal 3; and in the discretion of the proxy holders on any other matter which comes before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting. This proxy may be revoked at any time prior to the time it is voted.

Only stockholders of record at the close of business on April 11, 2014 are entitled to notice of, and to vote at the meeting and any adjournment or postponement thereof.

By executing this Proxy, the undersigned hereby revokes all prior proxies that the undersigned has given with respect to the Annual Meeting and any adjournment or postponement thereof.

YOUR VOTE IS VERY IMPORTANT — PLEASE VOTE TODAY

(Continued and to be dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held on May 9, 2014.
The Proxy Statement and our 2013 Annual Report to Stockholders on
Form 10-K are available at:
http://ir.retrophin.com

Please mark your votes like this	☒
PROXY

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED BELOW, FOR PROPOSALS 2, 4 AND 5, AND FOR THREE YEARS FOR PROPOSAL 3.

The Board of Directors recommends a vote FOR Proposals 1, 2, 4 and 5 and THREE YEARS for Proposal 3.

1.Election of Directors: Martin Shkreli Stephen Aselage Steve Richardson Cornelius E. Golding Jeffrey Paley, M.D	FOR nominee listed below ☐ ☐ ☐ ☐ ☐	WITHHOLD AUTHORITY to vote for nominee listed below ☐ ☐ ☐ ☐ ☐
3.The approval on a non-binding, advisory basis of the frequency (every one, two or three years) of the future non-binding, advisory votes of stockholders on the compensation of our named executive officers.

☐ONE YEAR ☐TWO YEARS ☐THREE YEARS ☐ABSTAIN
4. Approval of Retrophin, Inc.’s 2014 Incentive Compensation Plan. ☐FOR ☐AGAINST ☐ABSTAIN
2.The approval of a non-binding, advisory resolution approving the compensation of our named executive officers as described in the accompanying Proxy Statement. ☐FOR ☐AGAINST ☐ABSTAIN			5. Ratification of the appointment of BDO Seidman LLP as Retrophin, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2014. ☐FOR ☐AGAINST ☐ABSTAIN
Please mark, date and sign, and return promptly this proxy in the enclosed envelope. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:			6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature________________________________ Signature if held jointly___________________________________ Dated______ 2014
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.